[Front Cover]

[Colored Artwork: Each word centered in varied brown-colored boxes formed to make one large box]


                            VALUE            CONSISTENCY



                         OBJECTIVITY           GROWTH


                  ..........................................

                        [Logo] LIBERTY
                               ALL [star symbol] STAR
                               ----------------------
                               EQUITY FUND



                               ANNUAL REPORT 1997

[Inside Front Cover]

[Logo] LIBERTY
       ALL [star symbol] STAR
       ----------------------
       EQUITY FUND
 ................................................................................
Why should the benefits of institutional-like investing be reserved for institutions?

  ONE OF THE MOST THOROUGH, SOPHISTICATED, DELIBERATE FORMS OF INVESTMENT MANAGEMENT IS THAT PROVIDED ON BEHALF OF MAJOR INSTITUTIONS, INCLUDING LARGE CORPORATE PENSION PLANS, MAJOR FOUNDATIONS AND UNIVERSITY ENDOWMENT FUNDS. ALTOGETHER, THEIR ASSETS EXCEED $6 TRILLION IN THE UNITED STATES ALONE.


  IN LATE 1986, LIBERTY ALL-STAR EQUITY FUND ("ALL-STAR" OR THE "FUND") WAS FORMED SPECIFICALLY TO BRING THE BENEFITS OF INSTITUTIONAL-LIKE INVESTING TO YOU, THE INDIVIDUAL INVESTOR.


  GENERALLY SPEAKING, THE INSTITUTIONAL INVESTING PROCESS IS CHARACTERIZED BY THE STRATEGIC ALLOCATION OF ASSETS TO MULTIPLE MANAGERS WHO PRACTICE DIFFERENT INVESTING STYLES. CAREFULLY SELECTED TO MEET SPECIFIC INVESTMENT OBJECTIVES, THE MANAGERS ARE RIGOROUSLY MONITORED. SHOULD THEY FAIL TO MEET THE PERFORMANCE OBJECTIVES SET OUT FOR THEM, THEY ARE REPLACED BY THOSE WHO CAN.


  LIBERTY ASSET MANAGEMENT COMPANY ("LAMCO") HAS ADAPTED THIS PROCESS TO DEVELOP A SPECIFIC INVESTMENT PROGRAM FOR ALL-STAR. A MORE DETAILED DESCRIPTION OF THIS PROGRAM IS CONTAINED ON PAGES 8 THROUGH 11.


  IF THERE'S ONE THING THIS TYPE OF INVESTING CAN BE COUNTED ON TO DELIVER, IT'S CONSISTENT RESULTS. AND OUR GOALS FOR ALL-STAR HAVE ALWAYS BEEN
  BETTER-THAN-AVERAGE LONG-TERM RETURNS AND BETTER-THAN-AVERAGE CONSISTENCY, COMPARED WITH OTHER MAJOR GROWTH AND INCOME FUNDS.


  ON THIS ELEVENTH ANNIVERSARY OF ALL-STAR, WE RENEW OUR COMMITMENT TO BRING TO THE FUND THE BEST APPLICABLE INSTITUTIONAL INVESTMENT MANAGEMENT PRACTICES AS THEY CONTINUE TO EVOLVE.


  LIBERTY ASSET MANAGEMENT COMPANY

                                      LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
                Ten Years of Better-than-Average Returns and Better-than-Average
                   Consistency Compared with Other Major Growth and Income Funds

[Growth & Income Chart: dot representation for the past 10-years]

                   HIGH
                   RETURN

             HIGH
      CONSISTENCY       BETTER


        All-Star's
   high return and      All-Star [star symbol]
  high consistency
    combination is
       well-placed
         among the
universe of funds.


Each dot represents the precise return and consistency of one fund over the past 10 years (January 1, 1988, through December 31, 1997) in the universe of 48 Growth & Income Funds (as classified by both Morningstar, Inc. and Lipper Analytical Services, Inc.) that had at least $100 million in net assets at the beginning of the 10 year period.

Consistency is measured by examining the volatility of "non-market" monthly returns, calculated by subtracting the return of the S&P 500 Stock Index from each mutual fund's return. The lower the volatility, the higher the consistency of results compared with the stock market.


                        WORSE

                                    LOW
                                    CONSISTENCY

                              LOW
                           RETURN


THE THREE LIBERTY ALL-STAR FUNDS

     A companion fund to Liberty All-Star Equity Fund is also listed on the New York Stock Exchange, Liberty All-Star Growth Fund, Inc. In addition, a variable annuity version of Liberty All-Star Equity Fund is now available as part of the Keyport Advisor variable annuity from Keyport Life Insurance Company, one of the Liberty Financial companies as is Liberty Asset Management Company. Variable annuities, among other features, offer a way to accumulate retirement funds on a tax-deferred basis and to distribute those funds efficiently after retirement.

                                                             NYSE                                       PREMIUM/
                                      FUND                  TICKER                  FUND               (DISCOUNT)
NAME                                  TYPE                  SYMBOL               OBJECTIVE             AT 1/31/98
--------------------------------------------------------------------------------------------------------------------
Liberty All-Star                    Closed-End               USA              Growth & Income             0.6%
Equity Fund

Liberty All-Star                    Closed-End               ASG                   Growth                (4.0)%
Growth Fund, Inc.

Liberty All-Star Equity             Open-End,                --               Growth & Income,             --
Fund, Variable Series            Variable Annuity                             Variable Annuity
--------------------------------------------------------------------------------------------------------------------


     Additional information on all three funds is available from your broker. You may also contact Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) for information about either of the closed-end funds. For the variable annuity fund, you may call Keyport at 1-800-367-3653.

                                ---------[1]---------

LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
1997 Annual Report Chairman's Letter


To Our Fellow Shareholders:                                       February 1998

     The net asset value (NAV) of a common share of the Fund declined from $14.01 on September 30, 1997, to $13.32 on December 31, 1997, after deducting the distribution of 34 cents declared during the quarter and making provision of 36 cents for taxes related to retained realized gains. The market price of a share of the Fund traded in a range from $11.75 to $14.75 before closing the quarter at $13.313. The ending price represented a discount to NAV of 0.1 percent compared with a premium to NAV of 0.8 percent on September 30, 1997. Key investment results and comparisons are noted below.

     As the table shows, the Fund's net asset value increased 0.1 percent during the fourth quarter of 1997, which compares with 0.8 percent for the Lipper Growth & Income Mutual Fund Average (the Fund's primary benchmark) and 2.9 and 0 percent for the S&P 500 Index and Dow Jones Industrial Average, respectively. For the full year 1997, the Fund's net asset value was up 26.8 percent compared with 27.0 percent for the Lipper Growth &Income Mutual Fund Average and 33.4 and
24.9 percent for the S&P 500 and the Dow Jones, respectively.


---------------------------------------------------------------------------------------------------------
                                                    Fourth Quarter                  Full Year
      ---------------------------------------------------------------------------------------------
      LIBERTY ALL-STAR EQUITY FUND:

        Shares Valued at Net Asset Value                 0.1%                         26.8%

        Shares Valued at Market Price
        With Dividends Reinvested                      (0.7)%                         34.4%

        Fund's Closing Price Range                 $14.625 to $12.563            $14.625 to $11.25

        Fund's (Discount)/Premium Range              (5.8)% to 2.3%                (9.2)% to 2.3%

       Lipper Growth & Income Mutual Fund Average        0.8%                         27.0%

       S&P 500 Stock Index                               2.9%                         33.4%

       Dow Jones Industrial Average                      0.0%                         24.9%

       NASDAQ Composite Index                           (6.8)%                        21.6%

       Figures shown for the Fund and the Lipper Growth & Income Mutual Fund Average are total returns, which include income, after deduction of fees and other operating expenses. Figures shown for the unmanaged S&P 500 Stock Index and the Dow Jones Industrial Average are
       total returns including income. Figures for the unmanaged NASDAQ Index are total returns excluding income.
---------------------------------------------------------------------------------------------------------



                                ---------[2]---------

                                      LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
                                            1997 Annual Report Chairman's Letter


     The stock market, as measured by the S&P 500 Stock Index, continued its advance for the twelfth quarter in a row, a string that has never been matched in the 41 year history of the S&P 500. The overall performance of the S&P 500 during the fourth quarter of 1997, however, masked an underlying weakness stemming from Asian financial turmoil, the most significant negative factor to impact the equity markets since the sharp rise in interest rates in 1993-94. For the first time since 1990, there was a corre ction in the S&P 500 of more than 10 percent. From its peak of 983.12 on October 7, that index dropped 10.8 percent in three weeks, then rebounded to a new high on December 5. The rebound, however, was largely a flight-to-quality and benefited mostly the large blue chip stocks.

     As we go to press with this report, concern over the Asian turmoil seems to have abated somewhat. The S&P 500 and the Dow have set new all-time highs and the NASDAQ is close to its high.

     All of us can and should take satisfaction from the fact that the Fund has produced a total NAV return of 103.1 percent (more than doubling our money) during the past three years. At the same time, we do well to temper our expectations for the future. The still high level of the market together with present uncertainties and volatility suggest caution.

     It is worth noting, once again, that the Fund has been essentially fully invested in equities over the last eleven years. We expect that to continue, absent unusual circumstances. Market timing is not part of the multi-managed methodology LAMCO brings to the Fund. And, we continue to have confidence in our multi-management approach, which has served us well for the past eleven years.

     The Board of Trustees has authorized and set the terms for an offering to shareholders of rights to purchase additional shares of the Fund. Shareholders will be issued non-transferable rights entitling them to subscribe for one additional share for every 20 shares held, with the right to subscribe for additional shares not subscribed for by others on primary subscription. The subscription price will be 95% of the lower of the closing market price or net asset value on the business day following the expiration of the subscription period. The rights offering is subject to the effectiveness of the Fund's registration statement with the Securities and Exchange Commission and will be made only by means of a Prospectus to be mailed to shareholders. Subject to the registration statement's effectiveness, it is anticipated that the offering will commence in late March and continue for approximately 30 days.


Sincerely,


/s/ Harold W. Cogger
--------------------
Harold W. Cogger
Chairman of the Board of Trustees
Liberty All-Star Equity Fund
Executive Vice President
Liberty Financial Companies, Inc.

                             ---------[3]---------

LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
1997 Annual Report President's Letter


To Our Fellow Shareholders:                                       February 1998

     It has been a remarkable three years, 1995-97. We have experienced an extraordinary environment with an unprecedented third consecutive year of 20% plus gains. The S&P 500 has been up every quarter. The Fund has doubled our money. We've upgraded our manager line-up with three new Portfolio Managers. The Fund was ranked number one among the five closed-end funds categorized as growth and income by Lipper Analytical Services, Inc. for the ten year period ended December 31, 1997.

     In prior reports, we pointed out that the S&P 500 had not had a correction of as much as 10 percent since 1990, the longest such period without such a correction in the history of the S&P 500 Stock Index. That record came to an end in the second half of 1997.

     The table below shows all the corrections of more than seven percent in the S&P 500 since the Fund commenced operations in late 1986. In the four years 1987 through 1990, we had three such corrections, including the Crash of '87 and the severe correction of '90. In the seven years since 1990, we have had four such corrections, all mild compared with those of 1987 and 1990. The two 1997 corrections were the shortest of all.

------------------------------------------------------------------------------------------------------------
                            DEPTH OF                                  RECOVERY TIME       TOTAL TIME
   YEAR CORRECTION         CORRECTION          CORRECTION TIME        (from trough    (from previous peak
        BEGAN        (from peak to trough)  (from peak to trough)      to new peak)       to new peak)
------------------------------------------------------------------------------------------------------------

         1987                 34%                   3 months            20 months          23 months

         1989                 10                       4                    4                  8

         1990                 20                       3                    4                  7

         1994                  9                       2                   10                 12

         1996                  8                       2                    2                  4

         1997 - 1st            9                       1                    1                  2

              - 2nd           11                       1                    1                  2
------------------------------------------------------------------------------------------------------------

     We also saw unusual volatility in 1997. Besides the two corrections shown in the table, there was larger than normal volatility of growth and value styles during the year. The chart on the following page shows the cumulative relative performance of the growth and value styles as defined by the Russell 1000 Indices. The Russell 1000 Index consists of the 1000 largest U.S. Stocks determined by total market capitalization. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a value, as opposed to growth, orientation. Companies in this index generally have low price-to-book and price/earning ratios, higher dividend yields, and lower forecasted

                             ---------[4]---------

                                      LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
                                            1997 Annual Report Chairman's Letter


growth rates. The Russell 1000 Growth Index contains those securities in the Russell 1000 with a greater-than-average growth orientation. Companies in this index tend to exhibit characteristics opposite to those of the Russell 1000 Value Index. Therefore, these two style indices are good proxies for the performance of the growth and value styles of investment management.


[Line Chart Begin]

12/96     0.00%     Growth
 1/97     2.16%     Outperformed
 2/97    -0.11%     Value
 3/97    -2.03%
 4/97     0.34%
 5/97     2.11%
 6/97     1.86%
 7/97     3.58%
 8/97     0.47%
 9/97    -0.87%
10/97    -2.02%     Value
11/97    -2.31%     Outperformed
12/97    -4.71%     Growth

[Line Chart end]

     As can be seen, growth outperformed value at the beginning of the year. Leadership shifted to value during February and March. Growth dominated in the April through July period. Finally, investors shifted their focus back to value stocks in the last five months. This resulted in the value style, as defined by Russell, outperforming growth by 4.7% for 1997. The Fund's blend of growth and value styles among the five Portfolio Managers helped it maintain greater consistency through the year.

     Thank you for your continuing support of the Fund.


Sincerely,


/s/ Richard R. Christensen
--------------------------
Richard R. Christensen
President and Chief Executive Officer
Liberty All-Star Equity Fund and
Liberty Asset Management Company

                             ---------[5]---------

LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
Shareholders' Investment Growth

December 31, 1997

------------------------------[Mountain Chart]---------------------------------

                                       Net Asset Value of         Additional
                                        Shares Acquired          Investments
                  Net Asset Value      Through Dividend          Made Through
                   of One Share            Reinvestment        Rights Offerings
                   ------------            ------------        ----------------
Jan-87                10.17                  10.17                  10.17
Feb-87                10.87                  10.87                  10.87
Mar-87                11.03                  11.09                  11.09
Apr-87                10.72                  10.77                  10.77
May-87                10.81                  10.86                  10.86
Jun-87                11.23                  11.32                  11.32
Jul-87                11.73                  11.62                  11.82
Aug-87                11.60                  12.39                  12.39
Sep-87                10.87                  11.94                  11.94
Oct-87                 8.31                   9.12                   9.12
Nov-87                 7.58                   8.32                   8.32
Dec-87                 7.90                   9.01                   9.01
Jan-88                 8.29                   9.45                   9.45
Feb-88                 8.64                   9.85                   9.85
Mar-88                 8.29                   9.51                   9.51
Apr-88                 8.30                   9.52                   9.52
May-88                 8.26                   9.47                   8.47
Jun-88                 8.43                   9.95                   9.95
Jul-88                 8.33                   9.83                   9.83
Aug-88                 8.12                   9.58                   9.58
Sep-88                 8.28                  10.05                  10.05
Oct-88                 8.43                  10.23                  10.23
Nov-88                 8.30                  10.08                  10.08
Dec-88                 8.29                  10.34                  10.34
Jan-89                 8.83                  11.01                  11.01
Feb-89                 8.67                  10.81                  10.81
Mar-89                 8.60                  11.03                  11.03
Apr-89                 9.01                  11.56                  11.56
May-89                 9.40                  12.06                  12.06
Jun-89                 9.07                  12.00                  12.00
Jul-89                 9.81                  12.98                  12.98
Aug-89                10.03                  13.27                  13.27
Sep-89                 9.82                  13.38                  13.38
Oct-89                 9.61                  13.10                  13.10
Nov-89                 9.72                  13.25                  13.25
Dec-89                 9.58                  13.44                  13.44
Jan-90                 9.02                  12.66                  12.66
Feb-90                 9.11                  12.78                  12.78
Mar-90                 9.14                  13.18                  13.18
Apr-90                 9.00                  12.98                  12.98
May-90                 9.92                  14.30                  14.30
Jun-90                 9.72                  14.42                  14.42
Jul-90                 9.69                  14.38                  14.38
Aug-90                 8.91                  13.22                  13.22
Sep-90                 8.23                  12.59                  12.59
Oct-90                 8.21                  12.56                  12.56
Nov-90                 8.77                  13.42                  13.42
Dec-90                 8.92                  14.01                  14.01
Jan-91                 9.37                  14.72                  14.72
Feb-91                10.04                  15.77                  15.77
Mar-91                10.18                  16.42                  16.42
Apr-91                10.11                  16.31                  16.31
May-91                10.62                  17.13                  17.13
Jun-91                 9.87                  16.33                  16.33
Jul-91                10.35                  17.13                  17.13
Aug-91                10.39                  17.65                  17.65
Sep-91                10.33                  17.55                  17.65
Oct-91                10.52                  17.87                  17.87
Nov-91                 9.92                  17.28                  17.28
Dec-91                11.20                  19.51                  19.51
Jan-92                11.00                  19.16                  19.16
Feb-92                10.77                  19.25                  19.25
Mar-92                10.56                  18.87                  18.87
Apr-92                10.66                  19.05                  20.96
May-92                10.76                  19.23                  21.15
Jun-92                10.24                  18.77                  20.65
Jul-92                10.69                  19.59                  21.56
Aug-92                10.21                  19.18                  21.11
Sep-92                10.45                  19.64                  21.61
Oct-92                10.55                  19.82                  21.82
Nov-92                10.68                  20.57                  22.64
Dec-92                10.78                  20.76                  22.85
Jan-93                10.86                  20.82                  23.02
Feb-93                10.70                  20.61                  22.68
Mar-93                10.75                  21.23                  23.37
Apr-93                10.42                  20.58                  22.65
May-93                10.52                  21.29                  23.44
Jun-93                10.56                  21.37                  23.53
Jul-93                10.54                  21.33                  23.48
Aug-93                10.73                  22.26                  24.52
Sep-93                10.79                  22.39                  24.66
Oct-93                10.84                  22.49                  26.27
Nov-93                10.34                  22.00                  25.69
Dec-93                10.40                  22.48                  28.25
Jan-94                10.77                  23.28                  27.18
Feb-94                10.34                  22.81                  26.75
Mar-94                 9.85                  21.83                  25.48
Apr-94                 9.93                  22.00                  25.69
May-94                 9.80                  22.26                  25.98
Jun-94                 9.48                  21.53                  25.13
Jul-94                 9.78                  22.21                  25.83
Aug-94                 9.99                  23.28                  27.17
Sep-94                 9.69                  22.58                  27.86
Oct-94                 9.86                  22.97                  28.35
Nov-94                 9.17                  21.97                  27.11
Dec-94                 9.26                  22.19                  27.37
Jan-95                 9.40                  22.52                  27.79
Feb-95                 9.49                  23.31                  28.75
Mar-95                 9.83                  24.14                  29.78
Apr-95                 9.98                  24.51                  30.24
May-95                10.13                  25.48                  31.44
Jun-95                10.53                  26.49                  32.69
Jul-95                10.95                  27.55                  33.89
Aug-95                10.74                  27.73                  34.21
Sep-95                11.05                  28.53                  35.19
Oct-95                10.93                  28.22                  34.81
Nov-95                11.04                  29.23                  36.07
Dec-95                11.03                  29.21                  36.04
Jan-96                11.39                  30.16                  37.21
Feb-96                11.57                  30.64                  37.80
Mar-96                11.42                  31.01                  38.26
Apr-96                11.65                  31.63                  39.03
May-96                11.62                  32.42                  40.01
Jun-96                11.53                  32.17                  39.70
Jul-96                10.86                  30.36                  37.45
Aug-96                10.98                  31.41                  38.76
Sep-96                11.71                  33.50                  41.34
Oct-96                11.88                  33.99                  41.94
Nov-96                12.35                  36.31                  44.61
Dec-96                11.95                  35.54                  43.86
Jan-97                12.65                  37.62                  46.43
Feb-97                12.56                  37.32                  46.06
Mar-97                11.73                  35.81                  44.19
Apr-97                12.19                  37.22                  45.92
May-97                12.77                  39.96                  49.30
Jun-97                13.31                  41.65                  51.39
Jul-97                14.29                  44.71                  55.17
Aug-97                13.34                  42.81                  52.83
Sep-97                14.01                  44.96                  55.48
Oct-97                13.51                  43.35                  53.60
Nov-97                13.52                  44.49                  54.92
Dec-97                13.32                  45.02                  55.57

$55.57 and $45.02--To evaluate your investment in All-Star, these values should be used. Each shows how your investment has fared by keeping distributions at work in the Fund. The upper value includes additional investments made through rights offerings in 1992, 1993 and 1994.

$13.32--This is the net asset value of one share of All-Star as of 12/31/97.
--------------------------------------------------------------------------------

     Since its inception, the Fund has maintained an optional Automatic Dividend Reinvestment and Cash Purchase Plan, whereby distributions are automatically invested in additional shares of the Fund. In addition, three rights offerings have allowed investors to acquire additional shares at a discount from the market price. The rights offering in April 1992 allowed investors to acquire one share at $10.05 for every 10 shares held; the one in October 1993 allowed investors to acquire one share at $10.41 for every 15 shares held; and the one in September 1994 allowed investors to acquire one share at $9.14 for every 15 shares held.

     As the graph above shows, an original share, assuming participation in all of the rights offerings and reinvestment of all distributions, has grown to a net asset value of $55.57 (4.172 shares times the current $13.32 net asset value per share) and a market price value of $55.54 (4.172 shares times the current $13.313 market price per share). Excluding the rights offerings shares, an original share has grown to 3.380 shares. Thus, the original share has grown to a net asset value of $45.02 (3.380 shares times the current $13.32 net asset value per share) and a market price value of $45.00 (3.380 shares times the current $13.313 market price per share).

                             ---------[6]---------

                                      LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
                     A Table of Per-Share Values, Distributions and Reinvestment
                                                      Since All-Star's Inception


                                           Shares       Shares                                              Market       Total
                   Shares       Per      Purchased     Acquired     Shares       NAV(1)       Total       Price Per      Market
                  Owned At     Share      Through      Through       Owned     Per Share      NAV Of       Share At     Price Of
                 Beginning    Distrib-  Reinvestment    Rights      At End       At End       Shares        End of       Shares
Year              Of Year      utions     Program      Offering     Of Year      Of Year       Owned         Year         Owned
--------------------------------------------------------------------------------------------------------------------------------
1987               1.000       $1.18       .140           --         1.140       $ 7.90       $ 9.01       $ 6.00       $ 6.84
--------------------------------------------------------------------------------------------------------------------------------
1988               1.140        0.64       .107           --         1.247         8.29        10.34         7.25         9.04
--------------------------------------------------------------------------------------------------------------------------------
1989               1.247        0.95       .156           --         1.403         9.58        13.44         8.25        11.57
--------------------------------------------------------------------------------------------------------------------------------
1990               1.403        0.90       .168           --         1.571         8.92        14.01         7.75        12.18
--------------------------------------------------------------------------------------------------------------------------------
1991               1.571        1.02       .171           --         1.742        11.20        19.51        10.75        18.73
--------------------------------------------------------------------------------------------------------------------------------
1992               1.742        1.07       .199         0.179(2)     2.120        10.78        22.85        11.125       23.59
--------------------------------------------------------------------------------------------------------------------------------
1993               2.120        1.25(3)    .266         0.138(2)     2.524        10.40        26.25        11.125       28.08
--------------------------------------------------------------------------------------------------------------------------------
1994               2.524        1.00       .277         0.155(2)     2.956         9.26        27.37         8.50        25.13
--------------------------------------------------------------------------------------------------------------------------------
1995               2.956        1.04       .311           --         3.267        11.03        36.04        10.875       35.53
--------------------------------------------------------------------------------------------------------------------------------
1996               3.267        1.31(3)    .403           --         3.670        11.95        43.86        11.25        41.29
--------------------------------------------------------------------------------------------------------------------------------
1997

1st quarter        3.670        0.32       .097           --         3.767        11.73        44.19        11.75        44.26

2nd quarter        3.767        0.32       .094           --         3.861        13.31        51.39        12.938       49.95

3rd quarter        3.861        0.35       .099           --         3.960        14.01        55.48        14.125       55.94

4th quarter        3.960        0.70(3)    .212           --         4.172        13.32        55.57        13.313       55.54
--------------------------------------------------------------------------------------------------------------------------------
1. Net Asset Value
2. 1992: Rights offering completed in April 1992. One share offered at $10.05 for every 10 shares owned.
   1993: Rights offering completed in October 1993. One share offered at $10.41 for every 15 shares owned.
   1994: Rights offering completed in September 1994. One share offered at $9.14 for every 15 shares owned.
3. 1993: Includes the $0.18 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.125.
   1996: Includes the $0.13 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $11.25.
   1997: Includes the $0.36 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end market price of $13.313.


DISTRIBUTION POLICY

Liberty All-Star Equity Fund's current policy, in effect since 1988, is to pay distributions on its common shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the minimum amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

                              ---------[7]---------

LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
Why Multi-Management?


EVEN THE BEST MANAGERS HAVE
INCONSISTENT RETURNS

Funds managed by one portfolio management organization, even a top one, tend to produce inconsistent returns from one period to another. The graph to the right illustrates this inconsistency by showing the four best performing growth and income funds in 1990 and tracking their relative performance rankings over the next several years. The lack of consistency is clear.

The problem is...

[Line Chart Begin]

THE TOP-RANKED FUNDS

       FUND 1    FUND 2    FUND 3    FUND 4

1990   1         2         3         4
1991   141       16        52        35
1992   118       136       84        142
1993   122       103       132       118
1994   7         124       97        4
1995   144       35        104       11
1996   144       94        118       47
1997   140       108       60        123

RANKING AMONG 147 GROWTH & INCOME FUNDS

[Line Chart End]

A SINGLE STYLE PRODUCES
INCONSISTENCY

 ...a professional portfolio manager practices the same specific investment style through all types of market environments. For example, a growth stock manager continues to hold growth stocks even when the stock market favors other types of stocks. Therefore, as the stock market changes, a manager's returns fluctuate relative to the stock market, as exhibited in this simplified graph.

In order to reduce these fluctuations...

[FLUCTUATION GRAPH]

      MANAGER'S STYLE                    MANAGER'S STYLE
        IN FAVOR                            IN FAVOR

      --------------------------------------------------

      STOCK MARKET
      RETURNS

      --------------------------------------------------

                       MANAGER'S STYLE
                         OUT OF FAVOR
      --------------------------------------------------[symbol arrow]
      TIME


COMBINING STYLES THROUGH
MULTI-MANAGEMENT IMPROVES
CONSISTENCY

 ...more than one portfolio manager, each employing a different style, manages the fund. This approach is called "Multi-Management" and is practiced in some form by most institutional investors. This graph shows a simplified example of Multi-Management using two diametrically different styles of management. Notice the combined results produce what neither manager can give alone: consistency.

Of course, the investment performance from styles is not as predictable as shown, so...

[FLUCTUATION GRAPH]

        MANAGER A'S           MANAGER B'S          MANAGER A'S
      STYLE IN FAVOR        STYLE IN FAVOR       STYLE IN FAVOR


      ------------------------------------------------------------
      MULTI-MANAGER RETURNS: (MANAGER A PLUS MANAGER B)

      STOCK MARKET RETURNS
      ------------------------------------------------------------


         MANAGER B'S            MANAGER B'S         MANAGER A'S
      STYLE OUT OF FAVOR    STYLE OUT OF FAVOR   STYLE OUT OF FAVOR

      ------------------------------------------------------------[symbol arrow]
      TIME

                             ---------[8]---------

                                      LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
                                               LAMCO's Multi-Management Program:
                                                   Constructing the Manager Team


 ...LAMCO has identified five different styles as the best combination to achieve All-Star's investment objectives.

Three of the styles, representing 60 percent of All-Star's assets, are Value styles, which focus on the selection of companies whose ratios of stock price to estimated value are better than those of similar companies. The other two styles, representing 40 percent of the assets, are Growth styles, which focus on the selection of companies whose growth prospects are better than the average company. Within these broad styles of Value and Growth are the specific styles shown in the pie chart below.

In addition to producing greater performance consistency, the other objective of multi-management is to produce above average returns; and to fulfill that objective LAMCO searches for successful, independent investment management organizations to hire as Portfolio Managers for All-Star.

Several hundred equity management organizations are both substantial in size and well-qualified to manage large investment portfolios. In researching and selecting them, LAMCO focuses on managers who have:

o A constant focus on a particular style of investing.
o A disciplined investment decision-making process.
o A record of success relative to other managers who practice the same style.
o Continuity among the investment professionals, so that those who have built the record remain the managers.
o A well-managed, highly responsive organization.

The pie chart below shows the Portfolio Manager lineup and percentage allocations to each.

[GRAPHIC PIE CHART]


WESTWOOD MANAGEMENT CORPORATION
Growth / Growth companies selling at reasonable
valuations based on projected earnings growth.                           20%

WILKE / THOMPSON CAPITAL
MANAGEMENT, INC.
Growth / High-quality, rapidly
growing companies across the
market capitalization spectrum.                                          20%

PALLEY-NEEDELMAN ASSET
MANAGEMENT, INC.
Value / Companies with attractive
valuations, sound fundamentals and
above-average dividend income.                                           20%

OPPENHEIMER CAPITAL
Value / Contrarian holdings
being overlooked and
undervalued by investors.                                                20%

J.P. MORGAN INVESTMENT MANAGEMENT INC.
Value / Medium- to large-size companies from all market
sectors that are undervalued relative to their projected
growth rates.                                                            20%

As with anything in investments, circumstances change, so...

                             ---------[9]---------

LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
LAMCO's Multi-Management Program:
Manager Evaluation and, Occasionally, Replacement


 ...LAMCO conducts continuing evaluation of the Portfolio Managers. The purpose is to be sure that each is still the best choice for All-Star. Through frequent meetings with the Portfolio Managers, and through qualitative and quantitative analyses, each is continually evaluated to assure that:

   o It is consistently practicing its Investment Style.
   o Its transactions and holdings reflect the Style.
   o Its organization and investment process continue to support the Style.
   o Its investment performance is competitive when compared with other managers using a similar Style.

Also, LAMCO is alert to assuring the proficiency of the Portfolio Manager team. The objective is to be certain that the team remains an optimal combination, giving All-Star the full benefits of Multi-Management. The procedures include:

   o Assuring that All-Star's total portfolio has the proper investment characteristics.
   o Researching new investment managers as possible future Portfolio Managers.
   o Making Portfolio Manager changes when necessary. Seven Portfolio Managers have been replaced from inception in 1986 through 1997.

Further, LAMCO shifts assets among the Portfolio Managers at selected times. As the previous pie chart indicates, All-Star's assets are allocated among the five Portfolio Managers to provide the desired style diversification. However, each day stock market action changes the actual assets under management of the various managers. Accordingly, from time to time, LAMCO reallocates assets back to the original allocations in order to preserve the benefits of All-Star's Multi-Management methodology. This procedure is called rebalancing.


The anatomy of All-Star's Multi-Management structure is visible in its Portfolio Characteristics on the following page. For reference, it is compared with the S&P 500 Stock Index.

                             ---------[10]---------

                                      LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
                                               LAMCO's Multi-Management Program:
                                                       Portfolio Characteristics


MANAGERS' DIFFERING INVESTMENT STYLES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

     The Portfolio Characteristics table on this page is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's five Portfolio Managers. These differences are a reflection of the fact that each pursues an individual Investment Style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the entire S&P 500 Stock Index.

THE INVESTMENT STYLES PRACTICED BY THE FUND'S FIVE PORTFOLIO MANAGERS ARE:

PALLEY-NEEDELMAN ASSET MANAGEMENT, INC.
Companies with attractive valuations, sound fundamentals and above-average dividend income.

J.P. MORGAN INVESTMENT MANAGEMENT INC.
Medium- to large-size companies from all market sectors that are undervalued relative to their projected growth rates.

OPPENHEIMER CAPITAL
Contrarian holdings being overlooked and undervalued by investors.

WESTWOOD MANAGEMENT CORPORATION
Growth companies selling at reasonable valuations based on projected earnings growth.

WILKE / THOMPSON CAPITAL MANAGEMENT, INC.
High-quality, rapidly growing companies across the market capitalization spectrum.

PORTFOLIO CHARACTERISTICS
AS OF DECEMBER 31, 1997                     INVESTMENT STYLE SPECTRUM
(UNAUDITED)                         VALUE                                GROWTH
                                    [Color Bar Light to Dark Gold]

                                  Palley-     J.P.     Oppen-              Wilke/   Total      S&P
                                 Needelman   Morgan    heimer   Westwood  Thompson   Fund   500 Index
------------------------------------------------------------------------------------------------------
Number of Holdings                  37         75       28         51        49       212      500
------------------------------------------------------------------------------------------------------
Percent in Top 10                   34%        23%       49%       31%       35%      13%      19%
------------------------------------------------------------------------------------------------------
Weighted Average Market
Capitalization (billions)          $26        $27       $37       $26       $16       $26      $55
------------------------------------------------------------------------------------------------------
Average Five-Year Earnings
Per Share Growth                    13%        17%       19%       19%       31%       20%      18%
------------------------------------------------------------------------------------------------------
Dividend Yield                     2.0%       1.5%      1.2%      1.6%      0.3%      1.3%     1.6%
------------------------------------------------------------------------------------------------------
Average Price/Earnings Ratio      17.6x      21.6x     17.0x     20.1x     33.0x     21.8x    21.9x
------------------------------------------------------------------------------------------------------
Average Price/Book Value Ratio     3.9x       5.0x      4.4x      5.1x      7.2x      5.1x     5.5x
------------------------------------------------------------------------------------------------------

                             ---------[11]---------

LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
Automatic Dividend Reinvestment & Cash Purchase Plan


     Under the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to participate and have all their Fund dividends and distributions automatically reinvested by State Street Bank and Trust Company, as agent for participants in the Plan (the "Plan Agent"), in additional shares of the Fund. For further information and enrollment forms, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

     Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

     Under the Plan, distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. Dividends and distributions are subject to taxation, whether received in cash or in shares.

     Participants in the Plan have the option of making additional cash payments in any amount on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or shortly after the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than five business days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 30 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

     There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent's fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable in cash.

     With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

     Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, P.O. Box 8200, Boston, MA 02266-8200. Such termination will be effective immediately if received not less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.

                             ---------[12]---------

                                      LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
                                                                 Top 50 Holdings
                                                         As of December 31, 1997

        RANK                                                         MARKET
        AS OF                                                        VALUE          PERCENT OF
RANK   9/30/97        SECURITY NAME                                  ($000)         NET ASSETS
----------------------------------------------------------------------------------------------
   1       1          Boeing Co.                                    $18,361            1.6%
   2      11          International Business Machines Corp.          18,163            1.6
   3      25          SBC Communications, Inc.                       17,822            1.5
   4       7          First Union Corp.                              15,698            1.4
   5       6          EXEL Limited                                   14,259            1.2
   6       9          Federal Home Loan Mortgage Corp.               14,259            1.2
   7       5          May Department Stores Co.                      13,804            1.2
   8       3          Travelers Group, Inc.                          13,738            1.2
   9      14          Sprint Corp.                                   13,400            1.2
  10      54          HBO & Co.                                      13,192            1.1
  11      15          Pfizer, Inc.                                   12,705            1.1
  12      10          Citicorp                                       12,644            1.1
  13      43          Mobil Corp                                     12,301            1.1
  14       2          Warner-Lambert Co.                             12,251            1.1
  15     NEW          Fleet Financial Group, Inc.                    11,186            1.0
  16      75          Texaco, Inc.                                   11,006            1.0
  17      18          Monsanto Co.                                   10,920            0.9
  18      23          Philip Morris Companies, Inc.                  10,834            0.9
  19      49          Providian Financial Corp.                      10,700            0.9
  20      19          AFLAC, Inc.                                    10,225            0.9
  21      16          Progressive Corp.                              10,189            0.9
  22      27          Duke Energy Corp.                               9,932            0.9
  23      41          AMR Corp.                                       9,647            0.8
  24      28          General Electric Co.                            9,539            0.8
  25      32          Morgan Stanley, Dean Witter, Discover & Co.     9,460            0.8
  26      37          Fiserv, Inc.                                    9,457            0.8
  27      17          Anheuser Busch, Inc.                            9,354            0.8
  28      35          Aon Corp.                                       9,126            0.8
  29      36          Transamerica Corp.                              9,053            0.8
  30     145          Ahmanson H.F. & Co.                             9,050            0.8
  31      61          Automatic Data Processing, Inc.                 8,844            0.8
  32      44          Arrow Electronics, Inc.                         8,758            0.8
  33      21          Elan Corp. ADR                                  8,687            0.8
  34      22          Staples, Inc.                                   8,396            0.7
  35      33          U.S. Bancorp                                    8,373            0.7
  36      39          Avon Products, Inc.                             8,286            0.7
  37     140          Paychex, Inc.                                   7,953            0.7
  38     173          GTE Corp.                                       7,947            0.7
  39      66          Eli Lilly & Co.                                 7,868            0.7
  40      40          Xerox Corp.                                     7,765            0.7
  41      13          Tosco Corp.                                     7,714            0.7
  42      64          WorldCom, Inc.                                  7,508            0.7
  43      24          General Motors Corp.                            7,487            0.7
  44      51          Union Pacific Corp.                             7,455            0.6
  45      29          Medtronic, Inc.                                 7,411            0.6
  46      50          Beneficial Corp.                                7,357            0.6
  47      34          Loews Corp.                                     7,176            0.6
  48       8          Intel Corp.                                     7,025            0.6
  49       4          Nokia Corp. ADR                                 7,000            0.6
  50      53          Schlumberger Ltd.                               6,955            0.6

                             ---------[13]---------

LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
Major Stock Changes in the Fourth Quarter

The following are the major ($4.0 million or more) stock changes -- both additions and reductions -- that were made in the Fund's portfolio during the fourth quarter of 1997, not including changes made in connection with the substitution of Westwood Management Corporation for Columbus Circle Investors as a Portfolio Manager effective November 3, 1997.

                                                      SHARES
                                         ----------------------------------
                                                                   HELD AS
SECURITY NAME                             ADDITIONS  REDUCTIONS  OF 12/31/97
--------------------------------------------------------------------------------
Aluminum Company of America                 85,600                  85,600
American Home Products Corp.                80,000                  80,000
Bell Atlantic Corp.                         63,000                  63,000
Campbell Soup Co.                          105,000                 105,000
Cisco Systems, Inc.*                        43,950                 106,950
Concord EFS, Inc.                          195,400                 195,400
Conseco, Inc.                              132,100                 132,100
Eaton Corp.                                 67,000                  67,000
E.I. du Pont de Nemours & Co.               95,000                  95,000
Fleet Financial Group, Inc.                149,400                 149,400
International Business Machines Corp.       49,200                 173,700
Lockheed Martin Corp.                       57,300                  57,300
Praxair, Inc.                              125,200                 125,200
Scientific-Atlanta, Inc.                   332,000                 332,000
Starwood Lodging Trust                     117,700                 117,700
Tenet Healthcare Corp.                     187,300                 187,300
Texaco, Inc.                               101,000                 202,400

American Stores Co.                                   (256,600)          0
Best Buy, Inc.                                        (200,000)          0
Boeing Co.                                            (150,900)    375,200
Linear Technology Corp.                                (66,100)     91,700
Tele Communications-TCI Group, Class A                (199,918)          0
Warner-Lambert Co.                                     (88,200)     98,800


*Adjusted for stock split


                             ---------[14]---------

                                      LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
                                                              Manager Roundtable

Stock Selection Seen as the Key
to Unlocking Better Returns in 1998;
For Long-Term Success, the Answer
Is in the Question: Think Long Term


UNTIL ASIAN TREMORS JOLTED EQUITY INVESTORS, 1997 WAS ANOTHER '95 OR '96. IS IT A SEA CHANGE OR A RIPPLE? / The Managers Look at 1998 Prospects, their All-Star Portfolios and What May Lie Ahead.

After three years of 20 percent-plus performance from the Fund and the S&P 500 Stock Index, many investors are viewing 1998 with far more questions than answers. After a period of calm, the fourth quarter was one of the most volatile of the decade as ripples spread from Southeast Asia to equity markets around the world. Within our own market, investors wonder how much longer a strong economy and low inflation can peacefully co-exist, and if corporate earnings will support current market valuations. Recently, the Fund's five Portfolio Managers wrestled with these questions and others as they looked at 1997, took a look ahead at what they see for 1998, discussed specific changes in their portfolios and stepped back for a longer-term view of the market.

     The Fund Advisor, Liberty Asset Management Company (LAMCO), serves as the moderator of the Roundtable. The participating Portfolio Managers and their Investment Styles are:


J. P. MORGAN INVESTMENT MANAGEMENT INC.
Portfolio Manager / Henry D. Cavanna, Managing Director
Investment Style / Value -- J. P. Morgan Investment Management invests primarily in the stocks of medium- to large-size companies that are undervalued relative to their projected growth rates. The firm focuses on individual stock selection, rather than sector rotation, style/theme investing or market timing. Portfolios are characterized by above-market earnings and dividend growth, but price-to-book and price-to-earnings ratios that are below or in line with the market.


OPPENHEIMER CAPITAL
Portfolio Manager / John G. Lindenthal, Managing Director
Investment Style / Value -- Oppenheimer invests in the stocks of quality companies with sound business prospects that are considered undervalued because they are currently disliked or are being overlooked by investors. Research focuses on cash flow analysis. Purchase candidates exhibit a high return on invested capital, large undedicated cash flow, and reasonable prices in relation to book value.


PALLEY-NEEDELMAN ASSET MANAGEMENT, INC.
Portfolio Manager / Roger B. Palley, President
Investment Style / Value -- Palley-Needelman invests in the stocks of companies which it believes are selling at a substantial discount to their intrinsic value and where a "catalyst" exists which will lead to a realization by the market of this true value. Stocks must pay a dividend, and have a market capitalization of at least $1 billion, and are characterized by below-market price/earnings, price/cash flow and debt/capital ratios.



WESTWOOD MANAGEMENT CORPORATION
Portfolio Manager / Susan M. Byrne, President and Chief Investment Officer Investment Style / Growth -- Westwood's investment strategy is growth at a reasonable price. The firm employs internally generated, bottom-up, fundamental research and seeks to identify stocks with misperceived growth expectations. Proprietary income and balance sheet projections are utilized to identify securities whose typical portfolio characteristics are characterized by higher return on equity, higher forecasted 12-month growth rates and lower forecasted price/earnings ratios than the market.

(Moderator's Note: Westwood was retained as a Portfolio Manager late in the fourth quarter of 1997.)


WILKE/THOMPSON CAPITAL MANAGEMENT, INC.
Portfolio Manager / Mark A. Thompson, Chief Investment Officer
Investment Style / Growth -- Wilke/Thompson concentrates on high quality sustainable growth stocks over a spectrum of market capitalizations and emphasizes bottom-up stock picking and fundamental research. The firm utilizes a team approach to stock selection and ongoing portfolio management.


--------------------------------------------------------------------------------
The views expressed in this interview represent the managers' views at the time of the discussion and are subject to change.
--------------------------------------------------------------------------------



                             ---------[15]---------

LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
Manager Roundtable


LAMCO: We'll take a look back at 1997 -- but before we do, the subject likely to be uppermost in shareholders' minds is your outlook for 1998. From the vantage point of your investment style, what will you be doing to achieve your investment objectives in 1998? John Lindenthal, start us off with Oppenheimer's view, please.

LINDENTHAL (OPPENHEIMER -- VALUE): Our style of investing can be best described as a long-term holder of superior businesses. We stress a high return on invested capital, a high level of cash flow generation throughout the economic cycle and managements that redeploy cash flow for the benefit of the shareholder. Our style or philosophy does not change as a result of a market or economic outlook. Well positioned companies create value for the shareholder over extremely long periods of time. We want to own companies that will be prospering 20 years from now.


LAMCO: Henry Cavanna, what are your thoughts at J. P. Morgan?

CAVANNA (J.P. MORGAN -- VALUE): In 1998 we will continue to maintain a sector neutral approach with emphasis on bottom-up stock selection based on internal fundamental analysis. It is our expectation that owning the most undervalued stocks will prove to be the most rewarding strategy this year. Our style leads us to have holdings in all major market sectors, and to add value primarily from owning the most attractive stocks within each sector.


LAMCO: Roger Palley, what will Palley-Needelman be stressing in 1998?

PALLEY (PALLEY-NEEDELMAN -- VALUE): Rarely has it been so easy to make money in the stock market as it has been over the past three years. Now, investment managers will really have to earn their performance. The key to success in '98 most likely will be stock picking -- as opposed to "indexing" which has recently been so successful. Had you owned the largest capitalized stocks in the Barra Value Index or the S&P 500, you would have beaten all markets soundly. Similarly, had you been overweighted in financials and telecommunications you would have had spectacular results. It will not be that easy again. In '98, picking the right stocks in the right sectors should be the key to successful investing. Adhering to value investing rather than chasing the high price/earnings issues, like the Cokes, GEs and Microsofts, may be the secret to the year ahead -- especially if Asian problems spill over and lead to a slower U.S. economy than is anticipated at present.

     As the market becomes more uncertain about economic conditions, there will be a flight to quality. This continues to favor larger capitalization stocks. However, unlike the past few years, the tide will not lift all boats. Therefore, more so than in years past, successful stock picking should be the key to good performance.


LAMCO: Susan Byrne, welcome. Shareholders have not had the opportunity to meet you in one of our quarterly report Manager Interviews, but we'll remedy that in the 1998 first quarter report. Still, Westwood has been managing equities since 1983, so you're certainly well qualified to share your thoughts about the year ahead.

BYRNE (WESTWOOD -- GROWTH): From our vantage point, stock picking will be key to good returns. While profit growth will likely be lower than it was in 1997, we still expect it to be positive. The expected slowdown in the overall rate of profit growth will cause investors to carefully focus on stock selection and individual company growth prospects. Telecommunications and pharmaceuticals continue to be fertile ground for stock selection in the growth area.


[callout]
'From our vantage point, stock picking will be key to good returns (in 1998). While profit growth will likely be lower than it was in 1997, we still expect it to be positive. The expected slowdown in the overall rate of profit growth will cause investors to carefully focus on stock selection and individual company growth prospects.'

Susan Byrne / Westwood

[end callout]


LAMCO: Finally, as we look ahead, Mark Thompson, what's your perspective?

Thompson (Wilke/Thompson -- Growth): We agree -- stock picking will become of increased importance in 1998. Certain factors are coming together which will make it more difficult for many companies in the broad indices to post strong earnings gains in 1998. Increased spending to




                             ---------[16]---------

                                      LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
                                                              Manager Roundtable

correct the so-called Y2K (year 2000) problem in computer systems will result in rising costs for many companies. A shortage of trained workers in various fields is putting upward pressure on wage rates. At the same time, continued low inflation and increased global competition is limiting companies' ability to pass through these rising costs in the form of higher prices. The result: declining profit margins, which, when combined with slower economic activity, make earnings growth increasingly more difficult for many companies. Wilke/Thompson seeks to invest in companies that have the ability to grow sales and earnings at an above average rate in spite of the economic environment. We believe we are entering a period when growth will be more difficult for the average company, and the consistent growth companies will be recognized. In this type of environment, fundamental research on individual companies is rewarded and stock picking will be key to success.


[callout]
 'We believe we are entering a period when growth will be more difficult for the average company, and the consistent growth companies will be recognized. In this type of environment, fundamental research on individual companies is rewarded and stock picking will be key to success.'

                                                  Mark Thompson / Wilke/Thompson

[end callout]

LAMCO: Looking back at 1997, how would you summarize -- in a few words -- the year's "story?" Let's stay with the growth managers. Mark Thompson, lead off, please.

THOMPSON (WILKE/THOMPSON -- GROWTH): Three themes can best describe 1997. Large capitalization stocks outperformed their smaller counterparts. Likewise, value stocks outpaced growth stocks across all capitalization ranges using the Russell indices. And, finally, the S&P 500 continued its impressive run of annual returns by posting its third consecutive year of strong performance.

BYRNE (WESTWOOD -- GROWTH): The dramatic shift in inflation expectations by investors was a driving force in market performance in 1997. Fears of higher inflation dominated the market for the first part of the year. However, as we neared the end of the year, investors were clearly more comfortable with the perception that lower inflation -- and, perhaps, disinflation -- would prevail. This perception of lower inflation contributed to stronger performance in interest rate sensitive stocks, and they replaced the technology related groups that for the past few years had provided the majority of market leadership.


LAMCO: Henry Cavanna, how would you describe it?

CAVANNA (J.P. MORGAN -- VALUE): Nineteen ninety-seven was highly unusual in that the economy, corporate profits and the stock market were very strong, but inflation and long-term interest rates remained remarkably benign. The other remarkable thing about the market was its lack of breadth, the continuation of a three-year trend of narrow leadership in the largest companies along with punishing corrections in companies with short-term profit disappointments.


LAMCO: John Lindenthal, how would you sum up the year?

LINDENTHAL (OPPENHEIMER -- VALUE): The U.S. equity market was strong in 1997 because the economy remained on course with moderate growth, low declining inflation, generally falling interest rates and positive liquidity flows. Corporate profits were better than expected as a rule.


LAMCO: Roger Palley, how would you recap 1997?

PALLEY (PALLEY-NEEDELMAN -- VALUE): Deflation replaced inflation as the most feared word for investors in '97. Low inflation, moderate growth and declining interest rates spurred the market to historic levels, again. Investors endured tremendous volatility with record volume and witnessed wide return variances in similar industries ... e.g., in the fourth quarter computer systems gained
24.8 percent while semiconductors declined 38.2 percent.


LAMCO: Now, perhaps, we could look a little more in depth at 1997 in the context of your style, with emphasis on the fourth quarter. Roger Palley, why don't you lead off?

PALLEY (PALLEY-NEEDELMAN -- VALUE): The year was reminiscent of the "nifty-fifty" era of the 1960s. Those stocks with the largest capitalizations in the S&P 500 as well as technology issues continued to attract the lion's share of investment funds as "indexing" became more and more


                             ---------[17]---------

LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
Manager Roundtable


popular. The valuations placed on these issues became far too lofty for true conservative value managers, like ourselves, to own and still be faithful to their style. The year, particularly the fourth quarter, was also highlighted by financials and telephone utilities which posted tremendous returns. The Barra Value Index is heavily weighted in financials and utilities and consequently outperformed many indices and most managers. As a pure value manager priding ourselves on being diversified, this kind of extreme sector concentration made 1997 a difficult environment.


LAMCO: Henry Cavanna, analyze the year as J. P. Morgan views it, please.

CAVANNA (J.P. MORGAN -- VALUE): The market narrowed dramatically in the fourth quarter with leadership concentrated in the largest, most stable companies. The uncertainty created by the crisis in Asia resulted in a significant flight to quality. We follow a valuation discipline that prevents us from owning companies simply based on momentum and greater certainty of earnings unless we are able to make a longer term valuation case for the holding. This discipline worked against us, especially in the fourth quarter. We also were hurt by owning a number of companies whose short-term earnings did not meet expectations. The combination of under-owning the largest, most stable companies and owning a number of companies with short-term earnings that fell short led to disappointing relative performance in the fourth quarter.

[callout]
'Nineteen ninety-seven was highly unusual in that the economy, corporate profits and the stock market were very strong, but inflation and long-term interest rates remained remarkably benign. The other remarkable thing about the market was its lack of breadth, the continuation of a three-year trend of narrow leadership in the largest companies...'

Henry Cavanna /
J. P. Morgan
[end callout]

LAMCO: Give us Oppenheimer's thoughts, please, John Lindenthal.

LINDENTHAL (OPPENHEIMER -- VALUE): Our results for the year were aided by the strong performance of the financial stocks in our portfolio, a position we have held since our inception as a manager in early 1990. The more notable stocks in this category included: Travelers (diversified financial services, +80 percent), EXEL Ltd. (Bermuda-based insurer specializing in low frequency, high severity business risk, +72 percent), Progressive Corp. (nonstandard auto insurer, +78 percent), and Federal Home Loan Mortgage (federally chartered corporation which provides supplemental liquidity to the mortgage market, +53 percent). In the fourth quarter, financial markets worldwide were buffeted by the impact of the Asian financial crisis. Equity prices in some Asian nations fell precipitously and the U.S. equity market was extremely volatile. We seek to invest in superior, sustainable companies no matter where they are headquartered.


LAMCO: Share your thoughts on this question, please, Mark Thompson.

THOMPSON (WILKE/THOMPSON -- GROWTH): The past year was a very rewarding yet complex one for investors, as it began with questions about the direction of interest rates and concluded with uncertainty about the impact of the Asian currency crisis on the domestic economy. Value stocks of all sizes and large cap growth stocks generally were in favor, while small and mid-cap growth stocks were not.

     The market generally widened out in the last nine months of the year. By the third quarter, many stock market watchers thought the market was actually starting to favor smaller and mid-cap growth stocks. We tried to caution our clients that the market was widening but that large cap leadership had been in place for years and a true change could take quite a while. The financial difficulties in Asia have caused the larger, multinational stocks to be in relative favor as a way of deploying dollars in the U.S. Equity markets. Though this is not surprising, we believe the Asian financial difficulties are likely to cause a slowing in economic activity. Large, multinational companies are most exposed to this impact, making it even more difficult for them to post the kind of strong earnings growth they achieved over the last few years.

     In the fourth quarter, many companies with exposure to Asia felt the impact of the recent events in that part of the world. Even companies not directly exposed to this area, such as personal computer distributors, experienced declines in their stock prices. While Wilke/Thompson




                             ---------[18]---------

                                      LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
                                                              Manager Roundtable


owns few companies with direct exposure to the Asian markets, the impact was felt by companies whose business is tangentially related to this region. In particular, our distribution and electronics/semiconductor sectors were particularly weak in the fourth quarter. Although the portfolio remains fundamentally sound, it is not immune to such broader market impacts.


LAMCO: Actual events have a way of puncturing the "truths" served up by conventional wisdom. For example, few thought 1997 could be as strong as it was after great years in 1995 and 1996 -- yet it became a history-maker. What needs to happen to give us another good year in 1998? Henry Cavanna, what are your thoughts?

CAVANNA (J.P. MORGAN -- VALUE): In order for 1998 to be a good year, it will be important for the U.S. economy to be not much affected by the weakness in Asia. We are entering the year with good economic momentum and very low inflation. With real GDP growth moderating to about 2.7 percent, we should have a year in which profits improve about 5 percent. Moderate economic and profit growth with low inflation may give us a satisfactory year in '98.

PALLEY (PALLEY-NEEDELMAN -- VALUE): What needs to happen in order for the market to keep up its torrid pace is simply the perception of a robust domestic economy. Already, the present economy is shaping up very much like last year. With Alan Greenspan's firm grip on the rudder, the economy will benefit from low inflation, moderate growth, high employment and high consumer confidence. Earnings thrive in this environment. As long as confidence remains high and Americans continue to increase savings in the form of retirement investing, the market will remain strong. The Asian effect will dampen earnings growth -- the wild card being to what degree?

[callout]
   'With Alan Greenspan's firm grip on the rudder, the economy will benefit from low inflation, moderate growth, high employment and high consumer confidence.
     Earnings thrive in this environment. As long as confidence remains high and Americans continue to increase savings in the form of retirement investing, the market will remain strong.'

                                                 Roger Palley / Palley-Needelman
[end callout]

LINDENTHAL (OPPENHEIMER -- VALUE): For 1998 to be a good year, we need more of what happened in 1997. Inflation must remain low so the Federal Reserve can continue to be neutral. Also, the Asian problem must be addressed in a positive manner that keeps it from spreading to the U.S. and Europe. Money growth and inflation have remained fairly low in both the U.S. and Europe, and we expect these low rates of growth to continue.


LAMCO: What are the growth managers' views?

BYRNE (WESTWOOD -- GROWTH): To have another good year in 1998, low inflation, low interest rates and moderate profit growth -- that is, the "Goldilocks" combination -- is needed. Countries in Southeast Asia and the International Monetary Fund (IMF) are working hard on a vaccination for the "Asian Flu." These efforts must be successful for the continued profit growth that is essential to strong equity market performance.

THOMPSON (WILKE/THOMPSON -- GROWTH): In order for 1998 to continue the strong performance of the last three years, the same variables that propelled the markets must remain intact. Specifically, the rate of inflation must remain relatively low. Accordingly, interest rates must remain stable or decline modestly. The domestic economy must continue its steady growth without driving interest rates or inflation upwards. The continuance of investment inflows into the stock market is also needed in order that demand exceeds supply. The wild card in the equation will be the foreign markets. Specifically, it is unclear to what extent the difficulties experienced in Southeast Asia will impact our domestic economy and stock market.


LAMCO: What may happen to send the bull running for cover?

PALLEY (PALLEY-NEEDELMAN -- VALUE): Anything disrupting our current low inflation, moderate growth and low interest rates would send this stock market downward. The economic problems in Asia may not alter the low inflation/low interest rate environment, but it will have an effect on the growth of our economy by reducing exports. Disruption of Middle Eastern oil imports would rock the current low inflation environment and, in turn, raise interest





                             ---------[19]---------

LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
Manager Roundtable


rates. But currently, the only visible threat to this market remains Asia.

CAVANNA (J.P. MORGAN -- VALUE): More uncertainty and more profit disappointment should have a negative impact on the market. U.S. company profit margins may be under increasing pressure as the year unfolds and this will provide tangible evidence that the "Goldilocks" economy is running out of steam. This will result in more volatility and ultimately to a modest correction back to more normal price/earnings multiples.

THOMPSON (WILKE/THOMPSON -- GROWTH): The most readily apparent catalyst that could disturb the present bull market is the crisis in Southeast Asia. If the troubles that those economies are experiencing spill over into our domestic economy, the stock market could react harshly. In general, any weaker economic activity will adversely impact the marketplace. Decelerating corporate profits would serve to make investors question the price that they pay for stocks.

LINDENTHAL (OPPENHEIMER -- VALUE): If inflation were to pick up and, therefore, the Federal Reserve were to decide to tighten credit, then the market would turn very difficult.

BYRNE (WESTWOOD -- GROWTH): Anything disrupting the Golilocks scenario described earlier would send the bull running for cover. We expect a slowdown in corporate profits, but a sharp deceleration with flat to down earnings growth would be a negative for the market. Southeast Asia will be an overhang on the market as long as earnings slowdowns are attributed to disruptions in orders from that part of the world.


LAMCO: Speaking of the way events can puncture conventional wisdom, what's your own favorite bit of "unconventional wisdom?"

LINDENTHAL (OPPENHEIMER -- VALUE): Conventional wisdom is that the economy and the equity market are closely related. The reality is that the market is a function of many inputs, but primarily it is driven by liquidity. In other words, the flow of funds in our financial system is more important than the overall state of the economy. When we have excess liquidity -- that is, a greater supply of funds rather than demand for funds -- financial assets benefit.

[callout]
'Conventional wisdom is that the economy and the equity market are closely related. The market is...driven by liquidity. In other words, the flow of funds in our financial system is more important than the overall state of the economy. When we have excess liquidity -- that is, a greater supply of funds rather than demand for funds -- financial assets benefit.'

John Lindenthal / Oppenheimer
[end callout]

CAVANNA (J.P. MORGAN -- VALUE): It is possible, although not likely, that deflation may become more than a discussion point and create an atmosphere where the Federal Reserve would lower short-term interest rates to restimulate the economy as evidence mounts that world economic growth is faltering.

PALLEY (PALLEY-NEEDELMAN -- VALUE): Our contrarian view is that the Asian crisis is not as bad as it appears. The strength of our economy should overshadow any ill-effects of this problem. With so many U.S.-based companies producing in Southeast Asia, production costs may decline, offsetting the effects of the lost revenue caused by a slowdown in exports. New capital around the world will flow to Asian markets to build production facilities as the costs of production continue to decline in those regions. Barring any new trade barriers, Asia could very well produce itself out from under the current problems.

BYRNE (WESTWOOD -- GROWTH): Unconventional wisdom in the portfolio has been best reflected in our real estate investment trust (REIT) holdings for the past year. We continue to be invested in the group, as real estate continues to move from private to public markets. Ready access to capital markets will allow REITs to continue strategic acquisitions, which should foster further earnings surprises for the group in 1998. We expect to see an increase in capital spending on existing properties, which will lead to higher rents and occupancy in selected markets.

THOMPSON (WILKE/THOMPSON -- GROWTH): The bit of unconventional wisdom that I would offer is that the market will advance in 1998, yet corporate earnings will be


                             ---------[20]---------

                                      LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
                                                              Manager Roundtable

disappointing. A modest slowdown in economic growth will make it more difficult for companies to continue to post the same level of earnings growth. However, lower interest rates and the perceived safety that the U.S. market offers will still serve to advance the market.


LAMCO: Turning to portfolio specifics, please discuss two or three recent additions to the Fund's portfolio. What were they and why were they purchased? What are two or three stocks that you sold recently, and why? Can you start us off, John Lindenthal?

Lindenthal (Oppenheimer -- Value): One of our more recent buys was Caterpillar. CAT has a worldwide franchise selling high quality earth moving and construction equipment. Its plant is state of the art, its distribution is unparalleled and its financial performance has improved dramatically. CAT is using the excess cash it has generated to buy in stock and make acquisitions that bolster its existing product lines.

     We also added to our position in Wells Fargo, a leading bank in the Western United States. Wells is on the brink of realizing efficiencies from its merger with First Interstate following some integration difficulties. They have been consolidating overlapping branches, replacing many free standing branches with small "electronic" ones in supermarkets. Wells now has over 20,000 customers doing business with them over the Internet, more than any other bank. We expect an average annual growth in net income of 12 percent during the next four years. Furthermore, Wells has been purchasing approximately 6 percent of its shares annually. Through this combination of earnings growth and share reduction, we expect the stock's value to compound at a high-teens rate. Thus, we believe the intrinsic value of Wells Fargo shares will increase at a faster rate than most bank stocks, yet it sells at a lower price-to-cash earnings ratio than the industry average.

[callout]
           'If 1998 turns out to be a difficult year for the U.S. equity market, opportunities will be presented to our managers to purchase solid businesses at even better prices. Volatility and group rotation create attractive entry points for managers...'

                                                   John Lindenthal / Oppenheimer
[end callout]

LAMCO: Henry Cavanna, can you discuss the portfolio decisions that were made by
J. P. Morgan?

CAVANNA (J.P. MORGAN -- VALUE): In the fourth quarter, we established a new position in Motorola. The company has been in the process of restructuring with new leadership in all major lines of business and a new product cycle unfolding, especially in the critical cellular phone business. We believe there is significant pent up demand globally for cellular products, particularly in the U.S. as price per minutes of use continues to fall and in Europe as carriers expand capacity. While weakness in Asia is of some concern, we expect any shortfall to be more than compensated by strength in the U.S. and Europe. The stock has been flat for three years and was in our first quintile of the technology sector. We also invested in Federal National Mortgage Association (Fannie Mae), which is the country's largest provider of residential mortgages. The market was concerned about a trend of lower spreads and volumes, but Fannie Mae looked like a good value with earnings growth of 12 percent over the next several years, with the potential of actually benefiting from lower interest rates producing a moderate surge in refinancing activity.

     During the quarter, we sold our holdings in First Chicago NBD Corp., principally on a price basis. The company is well managed and earnings have grown nicely, but the stock had done well and became a sell candidate. Takeover speculation, which turned out to be unfounded, also helped create the sell opportunity. We also reduced our holding in Boeing at a time when production delays caused us to lower earnings expectations over the next year. While Boeing is expected to bring production back on track, we are also worried about the potential for some Asian order cancellations. We retained some of the holding due to a more positive longer term view and a good relative valuation within its sector.


LAMCO: Bring us up to date with Palley-Needelman's portfolio, please, Roger Palley.

PALLEY (PALLEY-NEEDELMAN -- VALUE): American Home Products (AHP) was added to our portfolio in the fourth quarter when the stock's price was beaten down. It was suggested there may be a correlation between defective heart valves and the use of AHP's diet drugs Pondimin and





                             ---------[21]---------

LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
Manager Roundtable


Redux. AHP immediately pulled both drugs off the market. AHP never recommended the products be used in the combination suspected of causing the heart defects. Before the controversy arose, AHP sent letters urging doctors prescribing these diet drugs to adhere to the label and restrict promotion of Redux to the clinically obese.

     The financial impact of recalling the drugs will result in a few cents per share reduction to earnings. From all appearances, AHP management has not misrepresented the drugs. This management group is experienced in similar matters and appears to have done everything to prevent further damage to patients. We believe the potential liabilities are not only sufficiently covered but materially lower than current fears reflected in the stock's price. All this presented an attractive buying opportunity.

     We also acquired a position in Fleet Financial Group (FLT). This Northeastern bank became one of the nation's largest commercial lenders when, in 1996, it acquired market competitors Shawmut National and NatWest Bank. We view these additions as less important than the '97 acquisitions made in their non-banking lines as key to success in the years ahead.

     In '97, management focused on a multi-year strategic plan to become a full-service financial institution by operating "non-banking" subsidiaries. FLT made several sizable acquisitions enhancing their existing divisions. These included Columbia Management Company, a Portland, Oregon based mutual fund manager with $22 billion under management; Quick & Reilly Group, the nation's third largest discount brokerage firm with over 1 million retail brokerage accounts and 115 branch offices; and Advanta Corporation's consumer credit card operations consisting of 6 million accounts and $10 billion in receivables. This makes Fleet the ninth largest credit card company in America.

     Recent sales include American Stores. This sale demonstrated both aspects of why and when we decide to sell a holding. Through the first week in November, the stock had outperformed the S&P 500 by over 2 percent per year over the 2-1\2 years we held the stock. This is impressive given the highly defensive nature of its business (retail grocery stores and drug stores). At $26.50 a share, the stock appeared fully valued, reached our price target and we sold our position.

     We also sold Edison International. For several years, utilities underperformed the market averages. In early 1997, we found value in this sector and added two electric utilities to the Fund's portfolio. One was Edison International, Southern California's electric utility. Though the overall outlook for this industry remained murky, dramatic changes were in the works at Edison. The management of this company took the lead in announcing that it would no longer be a producer of energy. Rather, Edison would become primarily a distributor of low cost energy acquired from producers in other regions of the country.

     The market reacted favorably to this news and returned over 35 percent on the Fund's investment in less than a year's time. At that level, the stock was near our price target, appeared fully valued relative to its peers and, thus, we sold half of our position and continue to sell the stock as a source of funds for new stocks.


LAMCO: Mark Thompson, what portfolio decisions has Wilke/Thompson made?

THOMPSON (WILKE/THOMPSON -- GROWTH): Recent purchases include JLK Direct Distribution. JLK is the nation's leading direct distributor of metalworking products. The company offers more than 100,000 stock keeping units (SKUs) and serves small- to medium-sized businesses through a network of local branches staffed by direct salespeople. Through its strategy of superior customer service and value-added to the distribution channel, JLK becomes an important business partner to its customers and differentiates itself from its competitors. The market JLK serves is highly fragmented with numerous small competitors. JLK is using this as an opportunity to consolidate the business through strategic acquisitions which provide the company with additional growth vehicles.


[callout]
'The market generally widened out in the last nine months of the year. By the third quarter, many stock market watchers thought the market was actually starting to favor smaller and mid-cap growth stocks. We tried to caution our clients that the market was widening but that large cap leadership had been in place for years and a true change could take quite a while.'

Mark Thompson / Wilke/Thompson
[end callout]



                             ---------[22]---------

                                      LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
                                                              Manager Roundtable


     HBO & Company is another acquisition. HBO delivers enterprisewide patient care, clinical, financial and strategic management software solutions for healthcare providers, payers and integrated healthcare delivery systems. The company's products and services can help improve the quality of healthcare delivery while containing costs. Its products help keep track of patient records and address the increasing information needs of employers, insurance firms and government agencies. HBO has long been established as the premiere healthcare information systems vendor.

     Among recent sales, we sold Micro Warehouse. Micro Warehouse is a specialty catalog retailer and direct marketer of brand name personal computers, computer software and other networking products. After the company announced the resignation of its CEO, Chip Lacy, we eliminated the company from the portfolio. Although we do not always sell a company based on a change of management, Chip was central to the Micro Warehouse strategy that we envisioned.

     We also sold the specialty retailer of fine jewelry, Tiffany & Co. Although the company has done an admirable job at managing its business, we eliminated it from the portfolio over concerns regarding its Far East exposure, particularly Japan. Tiffany has over 25 percent of its sales and 40 percent of its profits directly exposed to the Japanese market. The company has not shown any signs of a slowdown in sales; however, we anticipate with the problems in this part of the world that sales are likely to be negatively impacted eventually.


LAMCO: Susan Byrne, what areas of the portfolio look attractive as we head into 1998?

BYRNE (WESTWOOD -- GROWTH): The REIT segment of the market offers several unique growth opportunities. Overall, conditions are strong for real estate. The U.S. real estate market is in its fourth year of recovery, as a strong economy keeps pushing rent and occupancy rates higher. Office vacancy rates are at their lowest point since 1986 and landlords are raising rents faster than anticipated. In this environment, we look for REITs that have strong growth prospects and innovative management teams.

     Crescent Real Estate Equities has been and should continue to be an outstanding growth story, with the added benefit of attractive yields. Crescent has done an excellent job of putting together a portfolio of premier properties at a significant discount to replacement cost. As Crescent becomes the dominant landlord of top tier office markets in the southwest, the economies of scale will become increasingly apparent, resulting in further earnings surprises. In fact, Crescent recently announced that fourth quarter 1997 earnings would be in the range of 60-63 cents a share. That's 60 percent higher than last year and above Wall Street's expectations of approximately 55 cents.

[callout]
'Corporate America had lost the perception of world leadership prior to the late 1990s... (Now) relentless cost reduction and investment in technology in the 90s should foster market leadership at the turn to the year 2000. Competitive advantage as low cost producers along with being the leader in technology will continue to support U.S. dominance in business and industry.'

                                                          Susan Byrne / Westwood
[end callout]


LAMCO: Let's step back and take a long look at the market. Whatever 1998 brings, what, in your opinion, are the most compelling arguments for individual investors to remain committed to the U.S. equity market? John Lindenthal, start us off on this final question, please.

LINDENTHAL (OPPENHEIMER -- VALUE): If 1998 turns out to be a difficult year for the U.S. equity market, opportunities will be presented to our managers to purchase solid businesses at even better prices. Volatility and group rotation create attractive entry points for managers to build a portfolio of companies whose aggregate earnings march upward over the years, and so also will the portfolio's market value.


LAMCO: Roger Palley, what's the thinking at Palley-Needelman?

PALLEY (PALLEY-NEEDELMAN -- VALUE): The current 15-year bull market certainly is unprecedented. Few market analysts anticipated the terrific year we have just completed. It is important to recall, however, that this bullish period followed an unusually long period when stock market returns were well below average. The market whispers of deflation, recession and bear markets will likely temper the lofty return expectations new investors have come to expect. However, history is on our side and it




                             ---------[23]---------

LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
Manager Roundtable


tells us that the stock market remains the best long-term investment. There are some important facts to keep in mind if you are to be a long-term -- in other words, successful -- investor. First and foremost, all the ingredients are in place to sustain corporate earnings growth in the years ahead: low inflation, moderate growth with declining interest rates and full employment. An entire generation of investors are focused on saving and investing, a trend that will not go away anytime soon. Corporate America continues to be the global leader in technology innovations.

     No doubt, the multiple the market assigns to corporate earnings will fluctuate from year to year. And no doubt, we are at the high end of that range. However, history again tells us that it is impossible to successfully time the market. Equity investors with a long-term time horizon and a buy-and-hold discipline have consistently achieved superior rates of return over any other investment option.

     The chance of a severe decline in the market is unlikely. Only once since the 1930's depression has the market declined more than twenty-five percent in a year's time. Contrast that to the S&P 500's 125 percent gain in just three years. Over the past 71 years the market has averaged better than 10 percent gains per year. Barring any unforeseen shocks to our economy, we anticipate long-term market returns to look very much like they have in the past -- better than bonds and a bit better than 10 percent per year.

[callout]
    '...history is on our side and it tells us that the stock market remains the best long-term investment. There are some important facts to keep in mind if you are to be a long-term -- in other words, successful investor. First and foremost, all the ingredients are in place to sustain corporate earnings growth in the years ahead: low inflation, moderate growth with declining interest rates and full employment.'

                                                           Roger Palley / Palley
                                                                       Needelman
[end callout]


LAMCO: Mark Thompson, put on the binoculars for us, please.

THOMPSON (WILKE/THOMPSON -- GROWTH): The United States offers the most attractive equity environment in the world. The domestic economy should remain strong for 1998. Inflation has shown few signs that suggest that it will be a concern. Interest rates appear to be holding steady as opposed to rising which also bodes well for the equity market. Finally, the U.S. equity market has exhibited relative stability over long periods of time as compared to several other foreign markets.


LAMCO: Susan Byrne, your thoughts?

BYRNE (WESTWOOD -- GROWTH): Corporate America had lost the perception of world leadership prior to the late 1990s. Corporate leverage and government budget concerns dominated discussions. Today, leverage is less of a threat, balance sheets are in order, funds flow to government debt as a safe haven and relentless cost reduction and investment in technology in the 90s should foster market leadership at the turn to the year 2000. Competitive advantage as low cost producers along with being the leader in technology will continue to support U.S. dominance in business and industry.


LAMCO: Henry Cavanna, perhaps you can wrap up the discussion with the case as you see it.

CAVANNA (J.P. MORGAN -- VALUE): While the U.S. equity market may have gotten a bit ahead of itself, there are good reasons to be positive on a longer term basis. These reasons start with being invested in the strongest economy in the world and in a market that has more world-class companies than any other. The U.S. is the world technology leader, which gives us an enormous competitive advantage as we enter the next century.


LAMCO: Thank you all very much.




                             ---------[24]---------

                                      LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
                                                         Schedule of Investments
                                                         As of December 31, 1997



COMMON STOCKS (101.1%)                                   SHARES     MARKET VALUE
================================================================================
AEROSPACE (2.1%)
Boeing Co.                                               375,200    $ 18,361,350
Lockheed Martin Corp.                                     57,300       5,644,050
                                                                    ------------
                                                                      24,005,400
                                                                    ------------
AUTO, TIRES & ACCESSORIES (1.8%)
Chrysler Corp.                                            88,000       3,096,500
General Motors Corp.                                     123,500       7,487,188
Goodyear Tire & Rubber Co.                                36,800       2,341,400
Lear Corp. (a)                                            66,700       3,168,250
TRW, Inc.                                                 81,300       4,339,388
                                                                    ------------
                                                                      20,432,726
                                                                    ------------
BANKS (6.3%)
ABN AMRO Holding NV ADR                                  136,200       2,655,900
Ahmanson H.F. & Co.                                      135,200       9,049,950
Banc One Corp.                                            16,925         919,239
Chase Manhattan Corp.                                     26,600       2,912,700
Citicorp                                                 100,000      12,643,750
First Hawaiian, Inc.                                      26,900       1,089,450
First Union Corp.                                        306,300      15,697,875
Fleet Financial Group, Inc.                              149,400      11,186,325
U.S. Bancorp                                              74,800       8,372,925
Washington Mutual, Inc.                                   37,400       2,386,588
Wells Fargo & Co.                                         17,000       5,770,438
                                                                    ------------
                                                                      72,685,140
                                                                    ------------
BUSINESS SERVICES (6.5%)
Acxiom Corp. (a)                                         191,600       3,688,300
America Online, Inc. (a)                                  75,100       6,697,981
Autodesk, Inc.                                            67,400       2,476,950
Automatic Data Processing, Inc.                          144,100       8,844,137
Cabletron Systems, Inc. (a)                              140,800       2,112,000
Catalina Marketing Corp. (a)                              84,500       3,908,125
Cintas Corp.                                             155,600       6,068,400
Concord EFS, Inc. (a)                                    195,400       4,860,575
Fiserv, Inc. (a)                                         192,500       9,456,562
J.D. Edwards & Co. (a)                                    72,400       2,135,800
Oracle Corp. (a)                                         201,650       4,499,316
Robert Half International, Inc. (a)                      148,600       5,944,000
Sitel Corp. (a)                                          519,700       4,742,263


See Notes to Schedule of Investments.

                             ---------[25]---------

LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
Schedule of Investments



COMMON STOCKS (CONT.)                                    SHARES     MARKET VALUE
================================================================================
BUSINESS SERVICES (CONT.)
Sterling Commerce,Inc. (a)                                85,800    $  3,297,937
Sterling Software, Inc. (a)                               97,500       3,997,500
Sykes Enterprises, Inc. (a)                              120,900       2,357,550
                                                                    ------------
                                                                      75,087,396
                                                                    ------------
CHEMICALS (2.9%)
Albemarle Corp.                                           57,600       1,375,200
E.I. du Pont de Nemours & Co.                             95,000       5,705,937
Monsanto Co.                                             260,000      10,920,000
Morton International, Inc.                               176,900       6,080,937
Praxair, Inc.                                            125,200       5,634,000
Union Carbide Corp.                                       95,700       4,109,119
                                                                    ------------
                                                                      33,825,193
                                                                    ------------
COMPUTER & BUSINESS EQUIPMENT (6.8%)
Cisco Systems, Inc. (a)                                  106,950       5,962,462
EMC Corp. (a)                                            172,000       4,719,250
HBO & Co.                                                275,200      13,192,400
Ingram Micro, Inc., Class A (a)                          173,400       5,050,275
Intel Corp.                                              100,000       7,025,000
International Business Machines Corp.                    173,700      18,162,506
Microsoft Corp. (a)                                       35,100       4,536,675
Saville Systems Ireland PLC ADR (a)                       70,700       2,934,050
Sun Microsystems, Inc. (a)                               103,000       4,107,125
Tech Data Corp. (a)                                      121,600       4,727,200
Xerox Corp.                                              105,200       7,765,075
                                                                    ------------
                                                                      78,182,018
                                                                    ------------
CONSTRUCTION (0.9%)
Foster Wheeler Corp.                                     153,800       4,162,213
Masco Corp.                                              125,000       6,359,375
                                                                    ------------
                                                                      10,521,588
                                                                    ------------
CONSUMER PRODUCTS (2.1%)
Electronic Arts, Inc.(a)                                  61,700       2,333,031
Philip Morris Companies, Inc.                            239,100      10,834,219
Procter & Gamble Co.                                      44,000       3,511,750
Ralston-Ralston Purina Group                              46,700       4,340,181
Unilever NV ADR                                           43,800       2,734,763
                                                                    ------------
                                                                      23,753,944
                                                                    ------------


See Notes to Schedule of Investments.

                             ---------[26]---------

                                      LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
                                                         Schedule of Investments



COMMON STOCKS (CONT.)                                    SHARES     MARKET VALUE
================================================================================
COSMETICS & TOILETRIES (0.9%)
Avon Products, Inc.                                      135,000    $  8,285,625
Gillette Co.                                              23,300       2,340,194
                                                                    ------------
                                                                      10,625,819
                                                                    ------------
DIVERSIFIED (3.1%)
Allied Signal, Inc.                                       83,900       3,261,613
Cooper Industries, Inc.                                   78,700       3,856,300
Eaton Corp.                                               67,000       5,979,750
General Electric Co.                                     130,000       9,538,750
Loews Corp.                                               67,700       7,176,200
Tyco International Ltd.                                  115,584       5,208,504
                                                                    ------------
                                                                      35,021,117
                                                                    ------------
DRUGS & HEALTH CARE (9.5%)
Alza Corp. (a)                                            84,100       2,675,432
American Home Products Corp.                              80,000       6,125,000
Crescendo Pharmaceuticals Corp. (a)                        4,150          48,244
DENTSPLY International, Inc.                             107,600       3,281,800
Elan Corp. ADR (a)                                       169,700       8,686,519
Eli Lilly & Co.                                          113,000       7,867,625
Forest Laboratories, Inc. (a)                             51,600       2,544,525
Genzyme Corp. (a)                                        104,800       2,934,400
HEALTHSOUTH Corp. (a)                                    233,400       6,476,850
Henry Shein, Inc. (a)                                     78,400       2,744,000
Humana, Inc. (a)                                         212,000       4,399,000
Medtronic, Inc.                                          141,500       7,411,062
Merck & Co., Inc.                                         25,500       2,709,375
Omnicare, Inc.                                           118,200       3,664,200
Pfizer, Inc.                                             170,400      12,705,450
R.P. Scherer Corp. (a)                                    58,700       3,580,700
SmithKline Beecham PLC ADR                                52,000       2,674,750
Steris Corp. (a)                                         124,700       6,016,775
Tenet Healthcare Corp. (a)                               187,300       6,204,313
United Healthcare Corp.                                   86,700       4,307,906
Warner-Lambert Co.                                        98,800      12,251,200
                                                                    ------------
                                                                     109,309,126
                                                                    ------------
ELECTRIC & GAS UTILITIES (2.3%)
Dominion Resources, Inc.                                  59,800       2,545,238
Duke Energy Corp.                                        179,355       9,931,783
Edison International                                      58,800       1,598,625
Florida Progress Corp.                                    56,000       2,198,000


See Notes to Schedule of Investments.

                             ---------[27]---------

LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
Schedule of Investments



COMMON STOCKS (CONT.)                                    SHARES     MARKET VALUE
================================================================================
ELECTRIC & GAS UTILITIES (CONT.)
Houston Industries, Inc.                                 245,000    $  6,523,125
P G & E Corp.                                             69,000       2,100,188
Southern Co.                                              65,000       1,681,875
                                                                    ------------
                                                                      26,578,834
                                                                    ------------
ELECTRONICS & ELECTRICAL EQUIPMENT (4.0%)
Anixter International, Inc. (a)                           59,300         978,450
Arrow Electronics, Inc. (a)                              270,000       8,758,125
Berg Electronics Corp. (a)                               102,500       2,331,875
General Semiconductor, Inc. (a)                           42,025         485,914
International Game Technology                            152,700       3,855,675
Input/Output, Inc. (a)                                    61,500       1,825,781
Linear Technology Corp.                                   91,700       5,272,750
Molex, Inc.                                              154,875       4,975,359
Motorola, Inc.                                            98,800       5,637,775
Perkin-Elmer Corp.                                        41,500       2,949,094
Raytheon Co. Class A                                       9,196         453,460
Raytheon Co. Class B                                     124,100       6,267,050
Sensormatic Electronics Corp.                            153,400       2,511,925
                                                                    ------------
                                                                      46,303,233
                                                                    ------------
FINANCIAL SERVICES (5.8%)
Beneficial Corp.                                          88,500       7,356,562
Countrywide Credit Industries, Inc.                      150,000       6,431,250
Federal Home Loan Mortgage Corp.                         340,000      14,258,750
Federal National Mortgage Co.                             98,800       5,637,775
Merrill Lynch & Co., Inc.                                 18,200       1,327,463
Morgan Stanley, Dean Witter, Discover & Co.              160,000       9,460,000
Paychex, Inc.                                            157,100       7,953,187
Travelers Group, Inc.                                    255,000      13,738,125
                                                                    ------------
                                                                      66,163,112
                                                                    ------------
FOOD, BEVERAGE & RESTAURANTS (4.2%)
Anheuser Busch, Inc.                                     212,600       9,354,400
Campbell Soup Co.                                        105,000       6,103,125
Diageo PLC ADR                                           120,000       4,545,000
Dole Food Co.                                            150,000       6,862,500
Dreyers Grand Ice Cream                                  148,800       3,589,800
General Mills, Inc.                                       80,700       5,780,138
Landry's Seafood Restaurants, Inc. (a)                    15,000         360,000
Starbucks Corp. (a)                                      150,300       5,767,763
Wendy's International, Inc.                              256,100       6,162,406
                                                                    ------------
                                                                      48,525,132
                                                                    ------------


See Notes to Schedule of Investments.

                             ---------[28]---------

                                      LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
                                                         Schedule of Investments



COMMON STOCKS (CONT.)                                    SHARES     MARKET VALUE
================================================================================
HOTELS & ENTERTAINMENT / LEISURE (0.4%)
Marriott International, Inc.                              25,000    $  1,731,250
Time Warner, Inc.                                         54,500       3,379,000
                                                                    ------------
                                                                       5,110,250
                                                                    ------------
INDUSTRIAL EQUIPMENT (2.4%)
Caterpillar, Inc.                                        130,000       6,313,125
Deere & Co.                                              112,500       6,560,156
Fastenal Co. (a)                                         164,100       6,276,825
JLK Direct Distribution, Inc. (a)                        125,200       3,505,600
New Holland NV                                           207,500       5,485,781
                                                                    ------------
                                                                      28,141,487
                                                                    ------------
INSURANCE (7.1%)
AEGON NV                                                  33,915       3,039,632
AFLAC, Inc.                                              200,000      10,225,000
Aon Corp.                                                155,675       9,126,447
CIGNA Corp.                                               36,400       6,299,475
Conseco, Inc.                                            132,100       5,994,038
EXEL Limited                                             225,000      14,259,375
Marsh & McLennan Companies, Inc.                          41,400       3,086,888
Progressive Corp.                                         85,000      10,189,375
Providian Financial Corp.                                236,800      10,700,400
Transamerica Corp.                                        85,000       9,052,500
                                                                    ------------
                                                                      81,973,130
                                                                    ------------
METALS & MINING (1.2%)
Allegheny Teledyne, Inc.                                 166,000       4,295,250
Aluminum Company of America                               85,600       6,024,100
Freeport-McMoRan Copper & Gold, Inc., Class A            185,000       2,913,750
                                                                    ------------
                                                                      13,233,100
                                                                    ------------
OIL & GAS (7.6%)
Atlantic Richfield Co.                                    16,700       1,338,088
British Petroleum Co. ADR                                 26,532       2,114,269
Burlington Resources, Inc.                                62,500       2,800,781
Elf Aquitaine ADR                                        113,200       6,636,350
Enron Corp.                                               63,800       2,643,712
Exxon Corp.                                               75,300       4,607,419
Kerr-McGee Corp.                                         107,300       6,793,431
Mobil Corp.                                              170,400      12,300,750
Pioneer Natural Resources Co.                             84,800       2,453,900


See Notes to Schedule of Investments.

                             ---------[29]---------

LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
Schedule of Investments



COMMON STOCKS (CONT.)                                    SHARES     MARKET VALUE
================================================================================
OIL & GAS (CONT.)
Royal Dutch Petroleum Co. ADR                             70,100    $  3,798,544
Schlumberger Ltd.                                         86,400       6,955,200
Texaco, Inc.                                             202,400      11,005,500
Tosco Corp.                                              204,000       7,713,750
Triton Energy Corp. (a)                                  170,000       4,961,875
Union Pacific Resources Group                            275,600       6,683,300
USX-Marathon Group                                       120,000       4,050,000
                                                                    ------------
                                                                      86,856,869
                                                                    ------------
PAPER (0.8%)
Champion International Corp.                             120,000       5,430,000
Temple-Inland, Inc.                                       74,400       3,892,050
                                                                    ------------
                                                                       9,322,050
                                                                    ------------
POLLUTION CONTROL (0.4%)
Waste Management, Inc.                                   155,800       4,284,500
                                                                    ------------
PUBLISHING (1.4%)
American Greetings Corp., Class A                        140,400       5,493,150
Gannett Co., Inc.                                         98,200       6,069,987
R. R. Donnelley & Sons Co.                               120,000       4,470,000
                                                                    ------------
                                                                      16,033,137
                                                                    ------------
REAL ESTATE INVESTMENT TRUST (1.5%)
Crescent Real Estate Equities Co.                         90,000       3,543,750
Equity Office Properties Trust                            75,377       2,379,087
Patriot American Hospitality, Inc.                        92,000       2,650,750
Starwood Lodging Trust                                   117,700       6,811,888
Vornado Realty Trust                                      50,000       2,346,875
                                                                    ------------
                                                                      17,732,350
                                                                    ------------
RETAIL TRADE (7.4%)
Arbor Drugs, Inc.                                        242,900       4,493,650
CDW Computer Centers, Inc. (a)                            73,500       3,831,187
Circuit City Stores, Inc.                                105,100       3,737,619
Corporate Express, Inc. (a)                              321,900       4,144,462
CVS Corp.                                                 76,400       4,894,375
Dollar General Corp.                                      99,900       3,621,375
Family Dollar Stores                                     132,900       3,895,631
Federated Department Stores, Inc. (a)                     52,000       2,239,250
Home Depot, Inc.                                         103,550       6,096,506


See Notes to Schedule of Investments.

                             ---------[30]---------

                                      LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
                                                         Schedule of Investments



COMMON STOCKS (CONT.)                                    SHARES     MARKET VALUE
================================================================================
RETAIL TRADE (CONT.)
May Department Stores Co.                                262,000    $ 13,804,125
MSC Industrial Direct Co. (a)                            136,900       5,749,800
Quality Food Centers, Inc. (a)                            83,700       5,607,900
Safeway, Inc. (a)                                         44,100       2,783,812
Staples, Inc. (a)                                        301,200       8,395,950
Toys R Us, Inc. (a)                                      142,700       4,477,212
Walgreen Co.                                             154,200       4,838,025
Wal-Mart Stores, Inc.                                     70,600       2,784,287
                                                                    ------------
                                                                      85,395,166
                                                                    ------------
TELECOMMUNICATIONS (9.0%)
ADC Telecommunications, Inc. (a)                          96,700       4,049,312
Bay Networks, Inc. (a)                                   153,600       3,926,400
Bell Atlantic Corp.                                       63,000       5,725,125
Brightpoint, Inc. (a)                                    153,400       2,118,838
CommScope, Inc. (a)                                       56,033         752,943
GTE Corp.                                                152,100       7,947,225
Lucent Technologies, Inc.                                 78,100       6,238,237
MCI Communications Corp.                                 130,000       5,565,625
Nextlevel Systems, Inc. (a)                              168,000       3,003,000
Nokia Corp. ADR                                          100,000       7,000,000
SBC Communications, Inc.                                 243,300      17,821,725
Scientific-Atlanta, Inc.                                 332,000       5,561,000
Sprint Corp.                                             229,300      13,399,719
TCI Communications, Inc. (a)                              34,800       2,231,550
TCI Pacific, Class A                                      15,600       2,574,000
TCI Satellite Entertainment, Inc. (a)                     84,000         577,500
Tele-Communications - TCI Ventures Group, Class A (a)    159,081       4,503,981
US West Media Group (a)                                  100,700       2,907,712
WorldCom, Inc. (a)                                       248,200       7,508,050
                                                                    ------------
                                                                     103,411,942
                                                                    ------------
TRANSPORTATION (2.7%)
AMR Corp. (a)                                             75,000       9,646,875
Burlington Northern Santa Fe                              69,500       6,459,156
CSX Corp.                                                 77,700       4,195,800
Delta Air Lines, Inc.                                     23,600       2,809,875
Union Pacific Corp.                                      119,400       7,455,037
                                                                    ------------
                                                                      30,566,743
                                                                    ------------



See Notes to Schedule of Investments.


                             ---------[31]---------

LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
Schedule of Investments


                                                                     MARKET
COMMON STOCKS (CONT.)                                   SHARES       VALUE
===============================================================================
TOTAL COMMON STOCKS (Cost $856,959,325)                          $1,163,080,502
                                                                 --------------
PREFERRED STOCKS (0.2%)
ELECTRIC UTILITIES (0.2%)
Houston Industries 7% Convertible
(Cost $2,793,250)                                        50,000       2,853,125
                                                                 --------------

CONVERTIBLE BONDS & NOTES (0.4%)
DIVERSIFIED (0.4%)                                    PAR VALUE
                                                      =========
Berkshire Hathaway Sr. Note 1.00% 12/03/01
(Cost $2,828,707)                                    $2,700,000       4,355,640
                                                                 --------------
SHORT-TERM INVESTMENTS (2.3%)  INTEREST   MATURITY
COMMERCIAL PAPER (0.3%)          RATE       DATE
                               ========   ========
Household Finance Corp.          6.08%    01/02/98      500,000         499,916
Household Finance Corp.          6.10     01/05/98    3,300,000       3,297,763
                                                                 --------------
TOTAL COMMERCIAL PAPER                                                3,797,679
                                                                 --------------

REPURCHASE AGREEMENT (2.0%)
ABN AMRO Chicago Corp., Repurchase Agreement dated
12/31/97, 6.60% to be repurchased at $22,576,275
on 01/2/98, collateralized by U.S. Treasury notes
maturing in 2016, with a current market value of
$23,088,561.                                         22,568,000      22,568,000
                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS (COST $26,365,679)                      26,365,679
                                                                 --------------
TOTAL INVESTMENTS (104.0%) (COST $888,946,961) (b)                1,196,654,946
OTHER ASSETS AND LIABILITIES, NET (-4.0%)                           (46,316,263)
                                                                 --------------
NET ASSETS (100.0%)                                              $1,150,338,683
                                                                 ==============
NET ASSET VALUE PER SHARE (86,362,669 SHARES OUTSTANDING)             $   13.32
                                                                 ==============

NOTES TO SCHEDULE OF INVESTMENTS:

  (a) Non-income producing security.

  (b) The cost of investments for federal income tax purposes is $890,809,749.

          Gross unrealized appreciation and depreciation of investments at December 31, 1997, is as follows:

                Gross unrealized appreciation        $ 330,276,412
                Gross unrealized depreciation          (24,431,215)
                                                     -------------
                Net unrealized appreciation          $ 305,845,197
                                                     =============


  Acronym                         Name
----------         ---------------------------
    ADR            American Depository Receipt



See Notes to Financial Statements.

                             ---------[32]---------

                                      LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
                                             Statement of Assets and Liabilities
                                                               December 31, 1997

ASSETS:
 Investments at market value (identified cost
  $888,946,961)                                                  $ 1,196,654,946
 Cash                                                                    264,644
 Receivable for investments sold                                       5,301,258
 Dividends and interest receivable                                     1,090,467
 Other assets                                                             48,201
                                                                 ---------------
       TOTAL ASSETS                                                1,203,359,516
                                                                 ---------------

LIABILITIES:
 Payable for investments purchased                                     9,264,892
 Distributions payable to shareholders                                12,077,652
 Management fees payable                                                 693,210
 Administrative and bookkeeping fees payable                             193,817
 Accrued expenses                                                        116,054
 Accrued income tax                                                   30,675,208
                                                                 ---------------
       TOTAL LIABILITIES                                              53,020,833
                                                                 ---------------
NET ASSETS                                                       $ 1,150,338,683
                                                                 ===============
NET ASSETS REPRESENTED BY:

 Paid-in capital (unlimited number of shares of
  beneficial interest without par value authorized,
  86,362,669 shares outstanding)                                 $   797,440,139

 Accumulated net realized gains on investments
  less distributions                                                  45,190,559

 Net unrealized appreciation on investments                          307,707,985
                                                                 ---------------
TOTAL NET ASSETS APPLICABLE
TO OUTSTANDING SHARES
OF BENEFICIAL INTEREST
($13.32 PER SHARE)                                               $ 1,150,338,683
                                                                 ===============



See Notes to Financial Statements.


              ---------[33]---------

LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
Statement of Operations
Year ended December 31, 1997

INVESTMENT INCOME:
        Dividends                                                  $  13,479,362
        Interest                                                       1,881,322
                                                                   -------------
           TOTAL INVESTMENT INCOME (NET OF
           FOREIGN TAXES WITHHELD AT SOURCE
           WHICH AMOUNTED TO $151,465)                                15,360,684

EXPENSES:

        Management fees                          $  7,922,024
        Administrative fee                          2,025,069
        Bookkeeping fee                               239,161
        Custodian and transfer agent fees             284,340
        Proxy and shareholder communication expense   329,476
        Printing expense                              190,021
        Legal and audit fees                           84,954
        Insurance expense                              22,795
        Trustees' fees and expense                     51,197
        Miscellaneous expense                           5,809
                                                 ------------
           TOTAL EXPENSE                                              11,154,846
                                                                   -------------
NET INVESTMENT INCOME                                                  4,205,838


REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
        Sale of investments                       234,528,620
        Provision for federal income tax          (30,675,208)
                                                 ------------
           Net realized gain on investments after
            provision for federal income tax                         203,853,412

Net unrealized appreciation on investments:
        Beginning of year                         290,828,589
        End of year                               307,707,985
                                                 ------------
           Change in unrealized appreciation-- net                    16,879,396
                                                                   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 224,938,646
                                                                   =============



See Notes to Financial Statements.


              ---------[34]---------

                                      LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
                                             Statements of Changes in Net Assets



                                                  YEAR ENDED DECEMBER 31,
                                              ----------------------------------
                                                       1997           1996
--------------------------------------------------------------------------------

OPERATIONS:

 Net investment income                        $     4,205,838     $   6,708,437

 Net realized gain on investments
   after provision for federal income tax        203,853,412       104,260,734

 Change in unrealized appreciation-- net           16,879,396        59,017,670
                                              ---------------     -------------
 Net increase in net assets resulting
   from operations                               224,938,646       169,986,841
                                              ---------------     -------------
DISTRIBUTIONS DECLARED FROM:

 Net investment income                             (4,205,838)       (6,708,437)

 Net realized gain on investments                (107,028,243)      (87,663,477)
                                              ---------------     -------------
 Total distributions                             (111,234,081)      (94,371,914)
                                              ---------------     -------------
CAPITAL TRANSACTIONS:

 Increase in net assets from capital
   share transactions                             48,707,853        40,600,510
                                              ---------------     -------------
 Total increase in net assets                     162,412,418       116,215,437

NET ASSETS:

 Beginning of year                                987,926,265       871,710,828
                                              ---------------     -------------
 End of year                                  $ 1,150,338,683     $ 987,926,265
                                              ===============     =============



See Notes to Financial Statements.



                             ---------[35]---------

LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
Financial Highlights

                                                                         YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------------
                                                    1997               1996              1995            1994          1993
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of year              $ 11.95           $ 11.03           $  9.26          $ 10.40        $ 10.78
                                                  -------           -------           -------          -------        -------
Income from Investment Operations:

 Net investment income                               0.05              0.08              0.10             0.11           0.12

 Net realized and unrealized gains
  (losses) on investments                            3.01(a)           2.15(a)           2.71            (0.20)          0.78(a)

 Provision for federal income tax                   (0.36)            (0.13)               --               --          (0.18)
                                                  -------           -------           -------          -------        -------
Total from Investment Operations                     2.70              2.10              2.81            (0.09)          0.72
                                                  -------           -------           -------          -------        -------
Less Distributions:

 Dividends from net investment income               (0.05)            (0.08)            (0.10)           (0.12)         (0.12)

 Distributions from realized capital gains          (1.28)            (1.10)            (0.94)           (0.52)         (0.58)

 Return of capital                                     --                --                --            (0.36)         (0.37)
                                                  -------           -------           -------          -------        -------
Total Distributions                                 (1.33)            (1.18)            (1.04)           (1.00)         (1.07)
                                                  -------           -------           -------          -------        -------
Change due to rights offerings (b)                     --                --                --            (0.05)         (0.03)
                                                  -------           -------           -------          -------        -------
Net asset value at end of year                    $ 13.32           $ 11.95           $ 11.03          $  9.26        $ 10.40
                                                  =======           =======           =======          =======        =======
Per share market value at end of year             $13.313           $11.250           $10.875          $ 8.500        $11.125
                                                  =======           =======           =======          =======        =======


TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)

Based on net asset value                            26.6%             21.7%             31.8%          (0.08)%           8.8%

Based on market price                               34.4%             16.2%             41.4%          (14.9)%          12.7%


RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of year (millions)               $1,150              $988              $872             $710           $725

Ratio of expenses to average net assets             1.01%             1.03%             1.06%            1.07%          1.08%

Ratio of net investment income to
 average net assets                                 0.38%             0.73%             0.92%            1.16%          1.08%

Portfolio turnover rate                               99%               70%               54%              44%            72%

Average commission rate (d)                       $0.0502           $0.0537                --               --             --



(a) Before provision for federal income tax.

(b) Effect of All-Star's rights offering for shares at a price below net asset value.

(c) Calculated assuming all distributions reinvested and all rights exercised.

(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for trades on which commissions are charged.



See Notes to Financial Statements.

                             ---------[36]---------

                                      LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
                                                   Notes to Financial Statements
                                                               December 31, 1997

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

        Liberty All-Star Equity Fund (All-Star or the Fund), organized as a Massachusetts business trust on August 20, 1986, is a closed-end, diversified management investment company. All-Star's investment objective is to seek total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. All-Star is managed by Liberty Asset Management Company (the "Manager"). The Manager is a subsidiary of Liberty Financial Companies, Inc., a publicly traded company of which Liberty Mutual Insurance Company is the majority shareholder.

        The following is a summary of significant accounting policies followed by All-Star in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, if different, are expected to be immaterial to the net assets of the Fund.

        VALUATION OF INVESTMENTS -- Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the mean between the current bid and asked prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Trustees. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at the current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this does not represent fair value.

        PROVISION FOR FEDERAL INCOME TAX -- All-Star qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders. All-Star has elected to retain a portion of its net realized long-term capital gains amounting to $87,643,452 and has recorded a provision for federal income taxes thereon of $30,675,208.

        OTHER -- Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.


NOTE 2. FEES PAID TO AFFILIATES

        Under All-Star's Management and Portfolio Management Agreements, All-Star pays the Manager a management fee for its investment management services at an annual rate of 0.80% of All-Star's average weekly net asset value. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net asset value of the portion of the investment portfolio managed by it. All-Star also pays the Manager an administrative fee for its administrative services at an annual rate of 0.20% of All-Star's average weekly net asset value. The annual fund management and administrative fees are reduced to 0.72% and 0.18%, respectively, on average weekly net assets in excess of $400 million, and the aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.36% of All-Star's average weekly net assets in excess of $400 million. Effective August 1, 1997, the annual fund management and administrative fees were further reduced to 0.648% and 0.162%, respectively, on average weekly net assets in excess of $800 million to $1.2 billion and 0.584% and 0.146%, respectively, on average weekly net assets in excess of $1.2 billion. The aggregate annual fees payable by the Manager to the Portfolio Managers are also reduced to 0.324% of the Fund's average weekly net assets in excess of $800 million to $1.2 billion and 0.292% of the Fund's average net assets in excess of $1.2 billion. Colonial Management Associates, Inc., an affiliate of the Manager, provides bookkeeping and pricing


                             ---------[37]---------

LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
Notes to Financial Statements


services for $36,000 per year plus 0.0233% of All-Star's average weekly net assets over $50 million, 0.0167% in excess of $500 million, and 0.015% in excess of $1 billion.

        Under the terms of a settlement of litigation initiated in 1988, the Manager, until July 31, 1997, made monthly rebates of a portion of its fee for investment management services in the amount of 3.875% of such fee. During the year ended December 31, 1997, $177,551 in rebates was offset against management fees of the Fund.



NOTE 3. CAPITAL TRANSACTIONS

        During the year ended December 31, 1997 and December 31, 1996, distributions in the amount of $48,707,853 and $40,600,510, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 3,656,443 and 3,687,524 shares, respectively.



NOTE 4. SECURITIES TRANSACTIONS

        Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the year ended December 31, 1997, were $1,061,079,219 and $1,122,256,154, respectively.

        The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement, plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.



NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS

        All-Star currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of All-Star's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date.

        Distributions to shareholders are recorded on the ex-dividend date. The characterization of income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.



                             ---------[38]---------

                                      LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
                                                    Independent Auditors' Report
[logo]KPMG Peat Marwick LLP


The Board of Trustees and Shareholders
Liberty All-Star Equity Fund:


We have audited the accompanying statement of assets and liabilities of Liberty All-Star Equity Fund (the Fund), including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold, but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liberty All-Star Equity Fund as of December 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                       /s/ KPMG Peat Marwick LLP


Boston, Massachusetts
February 13, 1998

                             ---------[39]---------

LIBERTY ALL [star symbol] STAR EQUITY FUND
 ................................................................................
Tax Information





All 1997 distributions whether received in cash or shares of the Fund consist of the following:

(1) ordinary dividend income

(2) 28% rate gains distributions and

(3) 20% rate gains distributions.

Below is a table that details the breakdown of each 1997 distribution for Federal income tax purposes.



TAX STATUS OF 1997 DISTRIBUTIONS (unaudited)
================================================================================


                                   ORDINARY INCOME
                              -------------------------
                                 NET         SHORT-TERM
                AMOUNT        INVESTMENT      CAPITAL       28% RATE    20% RATE
DATE PAID      PER SHARE        INCOME         GAINS          GAINS       GAINS
--------------------------------------------------------------------------------

03/24/97         $0.32           16.14%        52.25%       31.61%         --

--------------------------------------------------------------------------------

07/07/97          0.32             --          19.61%       60.40%       19.99%

--------------------------------------------------------------------------------

10/06/97          0.35             --          17.68%       61.85%       20.47%

--------------------------------------------------------------------------------

01/05/98          0.34             --          17.94%       61.66%       20.40%



UNDISTRIBUTED NET REALIZED CAPITAL GAINS
--------------------------------------------------------------------------------

The Fund has elected to retain a portion of net capital gains realized during the year ended December 31, 1997 and has paid the applicable Federal income tax thereon.

        28% rate gains retained ........         $0.77 per share

        20% rate gains retained ........         $0.26 per share
                                                 -----
        Total capital gains retained ...         $1.03 per share
                                                 =====
        Federal income tax paid ........         $0.36 per share



FOR CORPORATE SHAREHOLDERS
--------------------------------------------------------------------------------

36% of the ordinary income dividends qualify for the 70% dividend received deduction available for corporations for the year ended December 31, 1997.



                             ---------[40]---------

[Back Cover]

[Logo] LIBERTY
       ALL [star symbol] STAR
       ----------------------
       EQUITY FUND


New York Stock Exchange Trading Symbol: USA


FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts  02210-2214
1-617-722-6036
Internet:  http://www.lamco.com


INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, Massachusetts  02110


CUSTODIAN
Boston Safe Deposit & Trust Company
One Cabot Road
Medford, Massachusetts  02155


INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
State Street Bank and Trust Company
P.O. Box 8200, Boston, Massachusetts  02266-8200
1-800-LIB-FUND (1-800-542-3863)


LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street
Boston, Massachusetts  02110


TRUSTEES
Robert J. Birnbaum*
Harold W. Cogger
James E. Grinnell*
Richard W. Lowry*


OFFICERS

Harold W. Cogger, Chairman of the Board of Trustees
Richard R. Christensen, President & Chief Executive Officer
William R. Parmentier, Jr., Vice President & Chief Investment Officer Christopher S. Carabell, Vice President
Timothy J. Jacoby, Treasurer & Controller
John L. Davenport, Secretary


* Member of the audit committee.

--------------------------------------------------------------------------------

Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).

[Logo] LIBERTY
       FINANCIAL